                                                                   Exhibit 10.26
                                                                   -------------



                                PROMISSORY NOTE
                                ---------- ----



$9,500,000.00                                              Stamford, Connecticut
                                                           January 20, 1995


         FOR VALUE RECEIVED, HYPERION SOFTWARE CORPORATION a Delaware corporation having its principal office and place of business presently at 777 Long Ridge Road, Stamford, Connecticut 06902 (the "Maker"), promises to pay to the order of the CONNECTICUT DEVELOPMENT AUTHORITY, a body politic and corporate constituting a public instrumentality of the State of Connecticut (the "Authority") at its principal office at 845 Brook Street, Rocky Hill, Connecticut, or at such other place as the Authority may designate in writing, without notice or offset, the principal sum of NINE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($9,500,000.00), together with interest in arrears thereon from the date hereof at the rates per annum hereafter set forth upon the whole of said principal sum remaining from time to time unpaid. The entire outstanding principal amount, with accrued interest thereon, will be due and payable in full on February 1, 2005.

         The outstanding principal balance hereof shall initially bear interest at a rate per annum equal to LIBOR (as hereafter defined) as of January 1, 1995, minus two (2) percentage points. The interest rate shall be adjusted on February 1, 1996 and on each February 1 thereafter (each an "Adjustment Date") to equal LIBOR as of such Adjustment Date, minus two (2) percentage points. Notwithstanding the foregoing and as more fully described in the Loan Agreement, if by January 1, 2000, Maker does not employ 816 or more Employees (as defined in the Loan Agreement) and the Authority has not exercised its rights of acceleration as more fully described in the Loan Agreement, then interest shall accrue from January 1, 2000 at a rate equal to: a) LIBOR minus two (2) percentage points; plus (b) ((816-Y)/160) percentage points, rounded up to the nearest one-eighth of a percentage point, where Y equals the number of Employees (as defined in the Loan Agreement) as of January 1, 2000.

         Interest only shall be due and payable on February 1, 1995. On the first day of March, 1995, and on the first day of each month thereafter, until adjusted in accordance with the terms hereof, equal monthly payments of principal and interest will be due and payable hereunder in an amount which would be sufficient to repay the original principal balance of this Note, with interest accrued thereon, in full over a term ending on February 1, 2010, in substantially equal payments. Upon each adjustment in the interest rate on an Adjustment Date, the amount of such monthly payment shall be adjusted to equal that amount which would be sufficient to repay the unpaid principal balance of this Note, with accrued interest thereon, in full over a term ending on February 1, 2010, in substantially equal payments. Equal monthly payments of principal and interest will be due and payable in such adjusted amount on the first day of each month, commencing on the first day of the month immediately following the month in which such Adjustment Date occurs, until such amount is adjusted again in accordance with the terms hereof. In any event, the entire outstanding principal amount, with accrued interest thereon, will be due and payable in full on February 1, 2005.

         For purposes hereof, LIBOR shall mean, as of any day, the one-year London Interbank Offered Rate announced by the Wall Street Journal on such day (or, if such day is not a business day, on the immediately preceding business day); provided that, if for any reason the Wall Street Journal is not being published at such time, the Authority shall designate another financial publication in its reasonable discretion and "LIBOR" shall mean the one-year London Interbank Offered Rate announced by such financial publication on such day.

         Maker agrees to pay all taxes (other than taxes based on the gross or net income of the Authority or other holder of this Note) or duties levied or assessed against the Authority or other holder of this Note on account of this Note, or the loan agreement of even date hereof between Maker and the Authority pursuant to which this Note is issued (the "Loan Agreement"), or any of the Financing Documents (as such term is defined in the Loan Agreement), or upon the collateral granted to the Authority thereunder. Maker further agrees to pay all costs, expenses and attorneys' fees incurred by Authority in any proceeding for the collection of the debt evidenced hereby after an event of default, or in any action to enforce its rights in any collateral upon the happening of an event of default, or in protecting or sustaining the lien of any of the Financing Documents securing this Note when in the reasonable discretion of the Authority such action is necessary, or in any litigation or controversy arising from or connected with this Note.

         There shall be an event of default: (i) if Maker defaults for ten (10) days in making any payment of principal or interest on this Note, or defaults in making any payment of taxes or any municipal assessment (provided that such items need not be paid while being contested by Maker in good faith and by appropriate legal proceedings so long as adequate book reserves have been established with respect thereto and Maker's title to, and its or his right to use, its property is not materially and adversely affected thereby), any insurance premiums, any lien or charge upon any real property or fixture, by which this Note or any guaranty of this Note is secured, or any other payment under this Note or the Loan Agreement or any Financing Document, as the same become due, or (ii) if there occurs an Event of Default under the Loan Agreement, or any other Financing Document, or (iii) if an order for relief is sought by or against Maker under the Federal Bankruptcy Code or acts amendatory thereof or supplemental thereto or under any statute either of the United States or any state in connection with insolvency or reorganization or for the appointment of a receiver or trustee for all or a portion of Maker's property, and any such order for relief, receiver or trustee is not withdrawn, dismissed, discharged, or removed within sixty (60) days, except for any order sought or consented to by the Maker, in which case the event of default shall be immediate, or (iv) if an assignment of Maker's property is made for the benefit of creditors, or (v) if Maker declares in writing its inability to pay debts as they come due, or (vi) if Maker liquidates or dissolves or is liquidated or dissolved, or (vii) if the United States of America, the State of Connecticut or any agency or subdivision thereof, imposes a tax (except a tax based on the gross or net income of the holder of this Note), levy or assessment on or concerning this Note, which Maker cannot lawfully or does not pay when due. Upon the occurrence of an event of default, the entire principal sum with accrued interest thereon due under this Note shall, at the option of Authority, become due and payable (except that upon an event of default under (iii), (iv), (v) or (vi) above such acceleration shall be automatic and immediate) and the Authority may proceed to exercise any rights and remedies it has under this Note, the Loan Agreement, or any other Financing Document, or at law, in equity or otherwise. No failure to exercise such option shall be deemed to be a waiver on the part of Authority of the right to exercise the same in the event of any subsequent event of default.

         Authority may collect a "late charge" not to exceed an amount equal to five percent (5.00%) of any installment of interest or principal or both which is not paid within ten (10) days of the date on which said payment is due.
Late charges shall be separately charged to and collected from Maker and shall be due upon demand by Authority.

         Maker shall have the right to prepay this Note in whole or in part upon any payment date, without penalty. Any and all partial prepayments, after application, at Authority's option, to other amounts then due the Authority pursuant to this Note or the

Loan Agreement or any other Financing Document (as defined in the Loan Agreement), shall be credited to unpaid principal installments in the inverse order of their maturity or in such other manner as Authority in its discretion shall deem proper. Notwithstanding the foregoing, in the event that Maker elects to prepay this Note in whole or in part at any time prior to January 1, 2000, Maker shall pay a prepayment penalty equal to: ((A x 90) - (B - 316)) x $1,500 where A equals the Note Year (as defined below) in which the prepayment is made and B equals the number of Employees (as defined in the Loan Agreement) as of the prepayment date. For purposes hereof, a Note Year shall be each annual period commencing as of January 1, 1995. For example, the first Note Year shall be the period from date hereof until December 31, 1995, and the second Note Year shall be the period from January 1, 1996 until December 31, 1996.

         As more fully described in Section 5.14 of the Loan Agreement, this
Note is, under certain circumstances, subject to prepayment in full and payment of a penalty of five percent (5%) of the original principal amount hereof. As more fully described in Section 5.16 of the Loan Agreement, this Note is, under certain circumstances, subject to prepayment in part or in full and payment of a penalty of additional interest as follows: As more fully described in the Loan Agreement, if by January 1, 2000, the Maker does not employ 766 or more Employees (as defined in the Loan Agreement) and the Authority has not exercised its rights of acceleration as more fully described in the Loan Agreement, Maker shall immediately pay to the Authority as additional interest a sum equal to: a) 766 minus the number of Employees (as defined in the Loan Agreement) as of January 1, 2000; multiplied by b) One Thousand Five Hundred and 00/100 Dollars ($1,500.00).

         Maker and each and every endorser, guarantor and surety of this Note and all others who may become liable for all or any part of this obligation do hereby waive diligence, demand, presentment for payment, protest, notice of protest and notice of non- payment of this Note, and do hereby consent to any number of renewals or extensions of the time of payment hereof, and agree that any such renewals or extensions may be made without notice to any of said parties and without affecting their liability herein and further consent to the release of any part or parts or all of the security for the payment hereof and to the release of any party or parties liable hereon, all without affecting the liability of the other persons, firms or corporations liable for the payment of this Note.

         Upon the occurrence of an event of a default, at the option of the Authority, the Authority may pay insurance premiums, taxes and assessments, and any and all other expenses which may be reasonable or necessary to protect the property, real or personal, securing this Note or to protect or sustain the lien of any Financing Document. Any such payment made by the Authority pursuant to said option and all expenditures incurred by the Authority under this Note shall bear interest at the rate of ten percent (10%) per annum from the date of payment by Authority and shall be payable on demand with interest from the date of payment by Authority.

         Maker agrees that the principal of this Note after maturity, upon an event of default or after a judgment hereon, shall bear interest at the rate of three percent (3.00%) per annum above the rate of interest which would otherwise have been applicable for such period, from the date of maturity, default or judgment, as applicable.

         Any notice to Maker provided for in this Note shall be given by mailing such notice by prepaid, first class mail addressed to the address set forth above, Attention: Chief Financial Officer, or to such other address as Maker may designate by notice to the Authority. Any notice to the Authority shall be given by mailing such notice by prepaid, first class mail, return receipt requested, or by personal delivery or by overnight delivery service at the address stated in the first paragraph of this Note, or at such other person or address as may have been designated by notice to Maker. Notice shall be deemed given when received by Maker or the Authority.

         MAKER ACKNOWLEDGES THAT THIS NOTE AND THE UNDERLYING TRANSACTIONS GIVING RISE HERETO CONSTITUTE COMMERCIAL BUSINESS TRANSACTED WITHIN THE STATE OF CONNECTICUT. IN THE EVENT OF ANY LEGAL ACTION BETWEEN MAKER AND AUTHORITY HEREUNDER, MAKER HEREBY EXPRESSLY WAIVES ANY RIGHTS WITH REGARD TO NOTICE, PRIOR HEARING AND ANY OTHER RIGHTS IT MAY HAVE UNDER THE CONNECTICUT GENERAL STATUTES, CHAPTER 903a, AS NOW CONSTITUTED OR HEREAFTER AMENDED, OR OTHER STATUTE OR STATUTES, STATE OR FEDERAL, AFFECTING PREJUDGMENT REMEDIES, AND THE AUTHORITY MAY INVOKE ANY PREJUDGMENT REMEDY AVAILABLE TO IT, INCLUDING, BUT NOT LIMITED TO, GARNISHMENT, ATTACHMENT, FOREIGN ATTACHMENT AND REPLEVIN, WITH RESPECT TO ANY TANGIBLE OR INTANGIBLE PROPERTY (WHETHER REAL OR PERSONAL) OF MAKER TO ENFORCE THE PROVISIONS OF THIS NOTE, WITHOUT GIVING MAKER ANY NOTICE OR OPPORTUNITY FOR A HEARING.

         Should this Note be signed by more than one maker, the references in this Note to Maker in the singular shall include the plural and all obligations herein contained shall be joint and several obligations of each maker hereof.

         The term the "Authority" as used in this Note shall include the Authority and any subsequent holder or holders hereof.

         This Note has been made, executed and delivered in the State of Connecticut and shall be construed and enforced under and in accordance with the laws of the State of Connecticut.

         This Note is issued pursuant to the Loan Agreement, and all terms, conditions and provisions thereof are deemed incorporated herein as if fully set forth herein.

         IN WITNESS WHEREOF, Maker has hereunto set its hand this 20th day of January, 1995.

                                        HYPERION SOFTWARE CORPORATION


                                        By:------------------------------------
                                           Lucy Ricciardi
                                           Its Vice President and
                                               Chief Financial Officer

                                 LOAN AGREEMENT
                                 ---- ---------

         THIS LOAN AGREEMENT is made and dated January 20, 1995, by and among CONNECTICUT DEVELOPMENT AUTHORITY, a body corporate and politic constituting a public instrumentality and political subdivision of the State of Connecticut, with its principal office at 845 Brook Street, Rocky Hill, Connecticut 06067 (the "Authority"), HYPERION SOFTWARE CORPORATION, a Delaware corporation with its principal office at 777 Long Ridge Road, Stamford, Connecticut (the "Borrower"), and IMRS INC., a Delaware corporation with its principal office at 777 Long Ridge Road, Stamford, Connecticut (the "Guarantor").

                                  WITNESSETH:

         WHEREAS, pursuant to Connecticut General Statutes Section 32-23ii, there has been created within the Authority the Connecticut Works Fund for the purpose of providing financial assistance to economic development projects as defined in the statute; and

         WHEREAS, on September 21, 1994, the Authority approved a loan under the Connecticut Works Fund to the Guarantor, in an amount not to exceed $9,500,000.00 for a term not to exceed ten (10) years, for the purposes described in the application for financial assistance submitted by the Guarantor and on the terms and conditions set forth in the commitment letter dated September 29, 1994 from the Authority to the Guarantor; and

         WHEREAS, the commitment letter contemplated that the loan could be made to another entity provided the Guarantor guaranteed the loan; and

         WHEREAS, the Guarantor desires that the loan be made to the Borrower, a wholly-owned subsidiary of the Guarantor; and

         WHEREAS, the Authority, in reliance on the representations and warranties of the Guarantor in its loan application and herein, is willing to make the above-described loan to the Borrower on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

                                   SECTION 1

                         DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS
         -----------

         For purposes of this Agreement, the following words and terms shall have the respective meanings set forth below or in the Section of this Agreement referenced below:

         "Adjustment Date" shall have the meaning set forth in Section 2.4 hereof.

         "Agreement" means this Loan Agreement and any amendments or supplements hereto.

         "Authority" is defined in the first paragraph of this Agreement.

         "Benefit Period" shall have the meaning provided in Section 5.14 hereof.

         "Borrower" is defined in the first paragraph of this Agreement.

         "Closing" is defined in Section 2.2.

         "Closing Date" is defined in Section 2.2.

         "Code" is the Uniform Commercial Code, as enacted and in effect in the State of Connecticut.

         "Collateral" means that portion of the Borrower's Property on which the Authority has or shall have a Lien pursuant to the Mortgage, or any of the other Financing Documents, and includes the Premises and any additional portion or portions of the Borrower's Property on which the Authority hereafter is given a Lien to secure any portion of the Secured Obligations.

         "Collateral Assignment of Leases and Rentals" is defined in Section
2.7.

         "Default" means an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         "Environmental Certificate and Indemnity Agreement" means that certain environmental certificate and indemnity agreement by the Borrower and the Guarantor in favor of the Authority of even date.

         "Environmental Laws" shall have the meaning provided in the Environmental Certificate and Indemnity Agreement.

         "Event of Default" is defined in Section 6.1.

         "Financing Documents" means this Agreement, the Note, the Guaranty, the Mortgage, the Collateral Assignment of Leases and Rentals, the Environmental Certificate and Indemnity Agreement and all other documents or agreements executed and/or delivered in connection with the Loan.

         "Guarantor" is defined in the first paragraph of this Agreement.

         "General Statutes" means the General Statutes of Connecticut, revision of 1958, as amended.

         "Guaranty" is defined in Section 2.7.

         "Hazardous Materials" shall have the meaning provided in the Environmental Certificate and Indemnity Agreement.

         "Indemnified Claims" is defined in Section 5.3.

         "Indemnitee" is defined in Section 5.3.

         "LIBOR" shall mean, as of any day, the one-year London Interbank Offered Rate announced by the Wall Street Journal on such day (or, if such day is not a business day, on the immediately preceding business day); provided that, if for any reason the Wall Street Journal is not published on a particular day or no longer published, the Authority shall designate another financial publication in its reasonable discretion and "LIBOR" shall mean the one-year London Interbank Offered Rate announced by such financial publication on such day.

         "Lien" means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of this Agreement, the Borrower and the Guarantor shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes, and such retention or vesting shall constitute a Lien.

         "Loan" means the loan in the original principal amount of $9,500,000.00 made by the Authority to the Borrower pursuant to this Agreement.

         "Loan Application" means the initial loan application by the Guarantor to the Authority together with all amendments, supplements and modifications thereto thereafter submitted by the Guarantor to the Authority, and including all correspondence, exhibits, schedules, financial statements, cost estimates and other documents furnished by or on behalf of the Guarantor with respect thereto.

         "Loan Authorization" means the commitment letter from the Authority to the Guarantor dated September 29, 1994, and any amendments or supplements thereto.

         "Mortgage" is defined in Section 2.7.

         "Note" is defined in Section 2.6.

         "Permitted Encumbrances" means the encumbrances listed on Exhibit B hereto.

         "Person" means an individual, partnership, corporation, trust, unincorporated organization, government, government agency or governmental subdivision.

         "Personal Property" means Property which is not real Property, and includes without limitation accounts, chattel paper, documents, equipment, fixtures, general intangibles, goods, instruments, inventory and motor vehicles, as such terms are defined in the Code.

         "Premises" means the real property, together with the improvements thereon and appurtenances thereto, known as 900 Long Ridge Road, Stamford, Connecticut, being more particularly described in Exhibit A hereto.

         "Property" means any interest in any kind of property or asset, whether real, personal, or mixed, whether tangible or intangible, and whether now owned or hereafter acquired.

         "Secured Obligations" means at any time,

                 (i) all obligations of the Borrower in respect of the payment of the principal and interest on the Note and under this Agreement at such time;

                 (ii) all obligations of the Borrower under each of the Financing Documents at such time;

                 (iii) payment of any and all damages which the Authority may suffer as a result of the breach by the Borrower or the Guarantor of any obligation, covenant or undertaking under any of the Financing Documents;

                 (iv) any extensions, renewals or amendments to any of the foregoing, and all other obligations of the Borrower to the Authority, however created, acquired, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due; and

                 (v) all costs of collection, including reasonable attorneys' fees, incurred by the Authority to collect the foregoing and to enforce, foreclose and realize its rights under the Financing Documents, including the expenses referred to in Section 5.2.


1.2      INTERPRETATION
         --------------

         (a) References to a "Section" or "Sections" herein refer to this Agreement unless otherwise stated.

         (b) Words of the masculine gender mean and include correlative words of the feminine and neuter genders and words importing the singular number mean and include the plural number and vice versa.

         (c) Any headings preceding the texts of the several Sections of this Agreement, and any table of contents or list of exhibits appended to copies hereof, shall be solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

         (d) All approvals, consents and acceptances required to be given or made by any party hereunder shall be at the sole discretion of the party whose approval, consent, or acceptance is required.

         (e) All notices to be given hereunder shall be given in writing within a reasonable time unless otherwise specifically provided.

         (f) If a reference to a provision of the Connecticut General Statutes appears in a Section intended to have effect after the date of this Agreement, such reference shall be deemed to include successor statutes of similar import.

         (g) Where any provision of this Agreement refers to action to be taken by any Person, or which any Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

         (h) Each Exhibit referred to in this Agreement shall be considered a part of this Agreement as if fully set forth herein.

         (i) Whenever any accounting computation is required to be made for any purpose hereunder, it shall be done in accordance with generally accepted accounting principles as then in effect, unless the context clearly requires otherwise.


                                  SECTION 2

                                   THE LOAN

2.1      LOAN
         ----

         The Authority agrees to lend to the Borrower, and the Borrower agrees to borrow from the Authority on the Closing Date, in accordance with and subject to the terms and conditions of this Agreement, the sum of NINE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($9,500,000.00).

2.2      THE CLOSING
         -----------

         The closing (the "Closing") of the Loan shall be conducted by the Authority's special counsel, Shipman & Goodwin. The Closing shall be held on such date as shall be mutually agreed to by the Borrower and the Authority, but in no event later than April 15, 1995 (the "Closing Date"), at the offices of Shipman & Goodwin, One American Row, Hartford, Connecticut. At the Closing the Borrower will deliver to the Authority the Note, dated the Closing Date, in the principal amount of $9,500,000.00, against payment by the Authority to the Borrower of such amount.

2.3      TERM
         ----

         The maturity date of the Loan is February 1, 2005. The Loan will be paid in accordance with the terms of the Note and Section 2.4 hereof.

2.4      INTEREST AND PAYMENTS
         ---------------------

         The outstanding principal balance of the Note shall bear interest at a variable rate per annum determined as follows: The initial interest rate on the Note shall equal LIBOR on January 1, 1995, minus two (2) percentage points.
The interest rate will be adjusted on February 1, 1996, and each February 1 thereafter (each an "Adjustment Date") to equal LIBOR as of such Adjustment Date, minus two (2) percentage points. The interest rate is subject to change pursuant to the provisions of Section 5.16.

         Interest only shall be due and payable on February 1, 1995. On the first day of each month commencing March 1, 1995, equal monthly payments of principal and interest will be due and payable under the Note in accordance with a schedule which will fully amortize the original principal balance of the Note, with interest accrued thereon, over a term expiring on February 1, 2010; provided, however, that upon each adjustment in the interest rate as provided above such amortization schedule will be recalculated based on the new interest rate to provide for equal monthly payments of principal and interest which would fully amortize the principal balance of the Note, with accrued interest, over a term expiring February 1, 2010.

         In any event the Note will be due and payable in full on February 1, 2005.

2.5      LATE CHARGES
         ------------

         The Authority may assess a late charge not to exceed an amount equal to five percent (5%) of any scheduled payment on the Note which is not paid within ten (10) days after the same is due in order to cover the extra expenses involved in handling such delinquent payment. In addition, for any period following the occurrence of an Event of Default and while such Event of Default is continuing and after maturity, the Loan will bear interest at a rate three percent (3%) above the rate of interest which would otherwise have been applicable for such period.

2.6      NOTE
         ----

         The Loan will be evidenced by the Borrower's promissory note due February 1, 2005 (as may be amended or restated from time to time, the "Note"), substantially in the form attached as Exhibit C hereto.

2.7      SECURITY
         --------

         The Loan will be secured by the following:

         (a) Mortgage - a first mortgage in favor of the Authority on the Premises substantially in the form attached as Exhibit D hereto (the "Mortgage"), and a collateral assignment of leases and rentals with respect to the Premises substantially in the form attached as Exhibit E hereto (the "Collateral Assignment of Leases and Rentals"); and

         (b) Guaranty - payment of the Secured Obligations will be absolutely and unconditionally guaranteed by the Guarantor (the "Guaranty").


2.8      PREPAYMENT
         ----------

         The principal balance of the Loan may be prepaid in whole or in part without premium or penalty as of the due date of any scheduled monthly payment of principal and interest. The Authority may require that any partial prepayment be in the amount of $5,000.00 or a multiple thereof. Notwithstanding the foregoing, in the event that the Borrower elects to prepay the Loan in whole or in part at any time until January 1, 2000, the Borrower shall pay a prepayment penalty equal to: ((A x 90) - (B - 316)) x $1,500 where A equals the Loan Year (as defined below) in which the prepayment is made and B equals the number of Employees (as defined in Section 5.16) as of the prepayment date. For purposes hereof, a Loan Year shall be each annual period commencing as of January 1, 1995. For example, the first Loan Year shall be the period from the date hereof until December 31, 1995, and the second Loan Year shall be the period from January 1, 1996 until December 31, 1996.

2.9      INTEREST AFTER JUDGMENT
         -----------------------

         If the Authority should obtain a judgment against the Borrower with respect to the Secured Obligations, interest shall accrue on such judgment at the interest rate provided for in the Note or as provided by statute, whichever is greater at the time.

2.10     APPLICATION OF PAYMENTS
         -----------------------

         (a)     So long as no Default has occurred and is continuing:

                 i) all payments shall be deemed applied in the following order of priority: (i) to any amount not otherwise referred to in this Section then due and payable under this Agreement or any other Financing Document, (ii) to late charges, (iii) to accrued and unpaid interest, and finally (iv) to principal. Any partial prepayments of principal shall be applied in inverse order of maturity and shall not postpone the due date of any subsequent monthly installments or change the amount of such installments; and

                 ii)      amounts paid to the Authority pursuant to Sections
5.2 or 5.3 shall be applied consistent with the invoice, statement or demand made for such payment.

         (b) While a Default exists, all payments and other amounts received by the Authority with respect to the Secured Obligations, whether regular payment, prepayment or otherwise, including the proceeds of the sale or other disposition of any Collateral, or of insurance with respect thereto, paid to and retained by the Authority, may be applied by the Authority to pay the Secured Obligations in such manner, order and amount as the Authority in its sole discretion may determine, notwithstanding any characterization thereof by the Borrower or the Guarantor or any entry with respect thereto on the books and records of the Borrower or the Guarantor.

2.11     FAILURE TO MEET CONDITIONS
         --------------------------

         If at the Closing the Borrower fails to deliver the Note to the Authority, or if any of the conditions specified in Section 3 have not been fulfilled, the Authority may thereupon elect to be relieved of all further obligations under this Agreement, but the Borrower and the Guarantor shall remain liable for the costs and expenses set forth in Section 5.2 hereof.


                                  SECTION 3

                            CONDITIONS OF CLOSING

         The Authority's obligation to make the Loan at the Closing on the Closing Date is subject to the following conditions precedent:

3.1      WARRANTIES AND REPRESENTATIONS TRUE; NO PROHIBITED ACTION
         ---------------------------------------------------------

         (a) The warranties and representations of the Borrower and the Guarantor contained in Section 4 shall be true in all respects on the Closing Date with the same effect as though made on and as of that date.

         (b) The Authority shall have received a certificate dated the Closing Date and signed by the president or any vice president and the secretary or any assistant secretary of the Guarantor, certifying that there have not been any material, adverse changes to the information contained in the Guarantor's loan application.

3.2      COMPLIANCE WITH THIS AGREEMENT
         ------------------------------

         The Borrower and the Guarantor shall have performed and complied with all agreements and conditions contained herein which are required to be performed or complied with before or at the Closing.

3.3      OFFICER'S CERTIFICATES
         ----------------------

         The Authority shall have received a certificate dated the Closing Date and signed by the president or any vice president and the secretary or any assistant secretary of the Borrower and the Guarantor, certifying as to the Borrower's and the Guarantor's corporate approval of the execution, delivery and performance of the Financing Documents, the officers of the Borrower and the Guarantor and their specimen signatures, the articles of incorporation and bylaws of the Borrower and the Guarantor and such other matters as the Authority or its special counsel may require.

3.4      EXECUTION AND DELIVERY OF FINANCING DOCUMENTS
         ---------------------------------------------

         The Borrower and the Guarantor shall have duly executed and delivered to the Authority the Financing Documents, including this Agreement, the Note, the Guaranty, the Mortgage, the Environmental Certificate and Indemnity Agreement and the Collateral Assignment of Leases and Rentals.

3.5      PERFECTION AND PRIORITY OF MORTGAGE AND LIEN
         --------------------------------------------

         (a) The Borrower shall furnish to the Authority at the Closing, at the Borrower's expense, a policy of title insurance (with copies of all encumbrances referred to therein), in a form and issued by a title insurance company acceptable to the Authority, insuring that the Mortgage is a valid Lien with respect to the Premises, subject to no Lien except the Permitted Encumbrances.

         (b) The Borrower and the Guarantor shall execute and deliver to the Authority at the Closing such other financing statements, certificates and other documents as the Authority may reasonably request in order to give effect to and perfect its security interest under the Mortgage and the other Financing Documents.

3.6      OPINION OF COUNSEL
         ------------------

         The Authority shall have received from counsel to the Borrower and the Guarantor a closing opinion dated the Closing

Date in form and substance satisfactory to the Authority and its special counsel.

3.7      APPRAISAL
         ---------

         The Authority shall have received an appraisal of the Premises from an appraiser acceptable to the Authority, performed as of a date acceptable to the Authority, indicating a value of at least $11,000,000, and otherwise in form and content satisfactory to the Authority.

3.8      CONSENTS
         --------

         The Authority shall have received in form satisfactory to it a written consent from any party whose consent or approval is required in order for the Borrower to enter into the Financing Documents.

3.9      SURVEY AND ZONING COMPLIANCE
         ----------------------------

         The Borrower shall have furnished the Authority with a current Class A-2 survey of the Premises, locating all improvements to the Premises in place, prepared by a registered engineer or land surveyor acceptable to the Authority and including an appropriate long-form certification addressed to the Authority and the title insurer, together with either a certificate from the zoning enforcement officer of the City of Stamford to the effect that the Premises are in compliance with all local land use regulations, including those relating to zoning, subdivisions and inland wetlands or an appropriate endorsement to the title insurance policy relating to such matters.

3.10     INSURANCE
         ---------

         The Borrower shall have furnished the Authority with a lender's certificate of insurance and copies of the policies of insurance referred to therein, establishing to the satisfaction of the Authority that the Borrower has obtained property and liability insurance as required herein or in the other Financing Documents.

3.11     ENVIRONMENTAL AUDIT
         -------------------

         The Authority shall have received an environmental audit of the Premises in form and content satisfactory to the Authority. Said audit shall be certified to the Authority by the environmental engineer. The Borrower shall have completed, or agreed to complete within a reasonable time after Closing, all remediation or other measures recommended by such audit.

3.12     GOOD STANDING CERTIFICATES; TAX CLEARANCE LETTERS
         -------------------------------------------------

         The Borrower and the Guarantor shall furnish the Authority with:

         (a) current certificates of the Secretary of the State of Delaware with respect to the corporate existence and good standing of the Borrower and the Guarantor and current certificates from the Secretary of State of Connecticut with respect to the qualification to transact a business and the good standing of the Borrower and the Guarantor in Connecticut;

         (b) a letter from the tax collector of the City of Stamford or comparable evidence confirming that the Borrower is current in the payment of all municipal real and personal property taxes assessed against it there; and

         (c) a letter from the Department of Revenue Services of the State of Connecticut confirming that the Borrower and the Guarantor have filed all corporation business tax returns and sales and use tax returns required to the date thereof and have paid the taxes shown as due thereon.

3.13     AFFIRMATIVE ACTION PLAN
         -----------------------

         The Borrower shall have filed with the Authority and the Authority shall have approved an appropriate Affirmative Action Plan for the Borrower.

3.14     COMMITMENT FEE
         --------------

         Any balance owing with respect to the commitment fee due to the Authority from the Borrower pursuant to the terms of the Loan Authorization shall have been paid.

3.15     COMPLIANCE WITH LOAN AUTHORIZATION
         ----------------------------------

         Except to the extent expressly modified by this Agreement, the Borrower and the Guarantor shall have performed and complied with all agreements and conditions contained in the Loan Authorization which are required to be performed or complied with before or at the Closing.

3.16     PROCEEDINGS SATISFACTORY
         ------------------------

         All proceedings taken in connection with the transactions contemplated by this Agreement and all documents relating to the transactions contemplated by this Agreement shall be satisfactory to the Authority and its special counsel. The Authority shall have received such additional documents not inconsistent with the terms of this Agreement as the Authority or its special counsel may reasonably request.

3.17     BUDGET CERTIFICATE
         ------------------

         The Authority shall have received a project budget prepared by the Borrower reasonably acceptable to the Authority showing incurred and projected capital expenditures of approximately $18,000,000 (which amount shall include the amount Borrower paid or will pay to the present owner of the Premises for acquisition of the Premises) within three (3) years of the date of closing.


                                  SECTION 4

                        WARRANTIES AND REPRESENTATIONS
                       OF THE BORROWER AND THE GUARANTOR

The Borrower and the Guarantor hereby represent and warrant as follows:

4.1      EXISTENCE AND AUTHORITY
         -----------------------

         (a) The Borrower is a corporation duly organized and validly existing under the laws of the State of Delaware and is not in violation of any provisions of its articles of incorporation or bylaws. The Borrower is duly qualified to do business in all jurisdictions where the conduct of its business or ownership of its Property requires such qualification, including, without limitation, Connecticut.

         (b) The execution, delivery and performance in accordance with their terms of the Financing Documents are within the corporate powers of the Borrower, have been duly authorized and approved by the Board of Directors of the Borrower, and require no other approval or authorization.

         (c) The Borrower has the power and authority, corporate and otherwise, to own and operate its Property and to conduct its business as the same is presently being conducted.

         (d) The Guarantor is a corporation duly organized and validly existing under the laws of the State of Delaware and is not in violation of any provisions of its articles of incorporation or bylaws. The Guarantor is duly qualified to do business in all jurisdictions where the conduct of its business or ownership of its property requires such qualification.

         (e) The execution, delivery and performance in accordance with their terms of the Financing Documents are within the corporate powers of the Guarantor, have been duly authorized and approved by the Board of Directors of the Guarantor, and require no other approval or authorization.

         (f) The Guarantor has the power and authority, corporate and otherwise, to own and operate its Property and to conduct its business as the same is presently being conducted.

4.2      ENFORCEABILITY OF FINANCING DOCUMENTS; NO PROHIBITION OR CONSENT
         ----------------------------------------------------------------

         (a) The Financing Documents have been duly executed and delivered by the Borrower and the Guarantor and constitute legal, valid and binding obligations of the Borrower and the Guarantor, enforceable in accordance with their respective terms, except as enforcement of remedies may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally.

         (b) Neither the execution, delivery and performance of the Financing Documents, the consummation of the transactions contemplated thereby, nor the fulfillment by the Borrower and the Guarantor of or compliance by the Borrower and the Guarantor with the terms and conditions thereof is in contravention of the Borrower's or Guarantor's articles of incorporation or bylaws or any applicable law, regulation, order or judgment, or is prevented or limited by or conflicts with or will result in a breach of or default under the terms, conditions or provisions of any contractual or other restriction on the Borrower or the Guarantor, evidence of its indebtedness, or agreement or instrument of whatever nature to which the Borrower or the Guarantor is a party or by which it or any of its Property is bound, or will result in the creation of any other Lien against its Property.

         (c) All necessary approvals, authorizations, consents, permits, licenses and orders of all governmental entities having jurisdiction over Borrower and/or the Guarantor, with respect to the transactions contemplated by this Agreement or the other Financing Documents to which it is a party have been obtained or will be obtained when required, and will be in full force and effect when required, and no authorization, approval or consent of any other Person is required therefor.

4.3      USE OF PROCEEDS
         ---------------

         The proceeds of the Loan will be used by the Borrower only to finance its acquisition of the Premises.

4.4      PREMISES
         --------

         The Premises are subject only to Permitted Encumbrances and are not subject to any other Lien.

4.5      PERSONAL PROPERTY
         -----------------

         The Borrower and the Guarantor have good and marketable title to the Personal Property which they purport to own and which is used by them in the conduct of their business.

4.6      PERFECTION AND PRIORITY OF LIENS
         --------------------------------

         The Mortgage and the Collateral Assignment of Leases and Rentals, when recorded with the City Clerk of the City of Stamford, Connecticut, will create a valid and direct lien on all of the Premises, subject only to Permitted Encumbrances. No further action is necessary to perfect or make effective the security interest in the Collateral of the Borrower intended to be created by the Mortgage and the other Financing Documents.

4.7      COMPLIANCE WITH LAWS
         --------------------

         The Borrower and the Guarantor are in compliance with all applicable federal, state and local laws, rules and regulations affecting it, its Property or its business, including those relating to land use, including zoning, subdivision and inland wetlands, health, occupational safety, and environmental quality, including, without limitation, all Environmental Laws and the Americans with Disabilities Act. Except in compliance with all Environmental Laws, there are no Hazardous Materials at, upon, under or within the Premises.

4.8      NO LITIGATION
         -------------

         There are no actions, suits or proceedings pending (nor, to its knowledge, any actions, suits or proceedings threatened, nor is there any basis therefor) against or in any other way relating adversely to the Borrower or the Guarantor or any of their Property in any court or before any arbitrator of any kind or before or by any governmental body, which are reasonably likely, if adversely determined, singly or in the aggregate, to have a materially adverse effect on the business, assets, liabilities, financial condition, day to day operations of the business or business prospects of Borrower or the Guarantor or on their ability to perform their obligations hereunder or under the other Financing Documents to which they are a party; and the Borrower and the Guarantor are not in default with respect to any order of any court, arbitrator or governmental body.

4.9      REGULATION U, ETC.
         ------------------

         The Borrower and the Guarantor do not own or have any present intention of acquiring any "margin stock" within the meaning of Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System (herein called "margin stock"). None of the proceeds of the Loan will be used, directly or indirectly, by the Borrower or the Guarantor for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any margin stock or for any other purpose which might constitute the transactions contemplated hereby a "purpose credit" within the meaning of said Regulation U, or cause this Agreement to violate Regulation U, Regulation T, Regulation X, or any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934.

4.10     EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974
         -----------------------------------------------

         The terms used in this subsection 4.10 of this Agreement shall have the meanings assigned thereto in the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Internal Revenue Code of 1986, as amended (the "IRC"), and the term "Affiliated Company" shall mean the Borrower, the Guarantor and all corporations, partnerships, trades or businesses (whether or not incorporated) which constitute a controlled group of corporations with the Borrower or the Guarantor, an affiliated service group or other affiliated group, within the meaning of
Section 414(b), Section 414(c), Section 414(m) or Section 414(o), respectively, of the IRC or Section 4001 of ERISA. Each employee benefit plan sponsored by an Affiliated Company and, to the best of the Borrower's and the Guarantor's knowledge, each multiemployer plan to which any Affiliated Company makes contributions, is in material compliance with applicable provisions of ERISA and the IRC. No Affiliated Company has incurred any material liability to the Pension Benefit Guaranty Corporation ("PBGC") or any employee benefit plan on account of (i) any failure to meet the contribution requirements of any such plan, (ii) any failure to meet minimum funding requirements, (iii) the occurrence of a prohibited transaction under ERISA or the IRC, (iv) termination of a single employer plan, (v) partial or complete withdrawal from a multiemployer plan, or (vi) the insolvency, reorganization or termination of any multiemployer plan, and no event has occurred or conditions exist which present a material risk that any Affiliated Company will incur any material liability on account of any of the foregoing circumstances. The consummation of the transactions contemplated by this Agreement will not result in any prohibited transaction under ERISA or the IRC.

4.11     TAXES
         -----

         All tax returns required to be filed by the Borrower and/or the Guarantor in any jurisdiction have in fact been filed, and all taxes, assessments, fees and other governmental charges or levies upon the Borrower and/or the Guarantor, or upon any of its Property, income or franchises which are due and payable have been paid, or adequate reserves have been established. The Borrower and the Guarantor know of no proposed additional tax assessment against it, and the Borrower and the Guarantor have adequately provided or reserved on its books for taxes for all open years and for its current fiscal year.

4.12     FINANCIAL STATEMENTS; NO ADVERSE CHANGE
         ---------------------------------------

         (a) The Borrower and the Guarantor have furnished to the Authority its most recent financial statements. Such statements (including in each case related schedules and notes) are complete and correct and present fairly, in accordance with generally accepted accounting principles consistently applied throughout the periods involved, the consolidated financial position of Borrower as of such date and its or his results of operations, retained earnings, changes in financial position and profit and loss for such period. Except as disclosed or reflected in such balance sheets or statements, Borrower and the Guarantor have not had any liabilities, contingent or otherwise, or unrealized or anticipated losses of a nature required under applicable accounting principles to be disclosed in a balance sheet or in the notes thereto, which, in any case, would be material to it.

         (b) Since the date of the most recent balance sheets delivered by it to the Authority, there has been no material adverse change in the Borrower's and/or the Guarantor's business, assets, liabilities, financial condition or results of operations.

4.13     EVENT OF DEFAULT
         ----------------

         No Event of Default has occurred or is continuing and the Borrower and the Guarantor do not have any knowledge of any currently existing facts or circumstances which, with the passage of time or the giving of notice, or both, would constitute an Event of Default.

4.14     DISCLOSURE
         ----------
         Neither this Agreement, any of the Financing Documents nor any document, certificate or statement furnished by the Borrower or the Guarantor or on their behalf to the Authority or their special counsel pursuant hereto or required hereunder contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein and therein not misleading.

4.15     FRANCHISES, PERMITS AND OTHER RIGHTS
         ------------------------------------

         The Borrower and the Guarantor have all material franchises, permits, licenses and other similar authorizations necessary for the conduct of its business as now being conducted by it and believes it can obtain any similar authorization necessary for the conduct of its business as planned to be conducted, and the Borrower and the Guarantor are not in violation, nor will the transactions contemplated by this Agreement or the other Financing Documents to which it is a party cause a violation, of the terms or provisions of any such material franchise, permit, license or other similar authorization.

4.16     PRINCIPAL OFFICE
         ----------------

         The Borrower's chief executive office and principal place of business are at 777 Long Ridge Road, Stamford, Connecticut, and all of its books and records are held at such location. The Guarantor's chief executive office and principal place of business are at 777 Long Ridge Road, Stamford, Connecticut, and all of its books and records are held at such location.

4.17     COMPLIANCE WITH LOAN DOCUMENTS
         ------------------------------

         The Borrower and the Guarantor are in compliance with all of the terms and conditions of each note, mortgage, security agreement, instrument and agreement evidencing and/or securing indebtedness of the Borrower.

4.18     SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC.
         ------------------------------------------------

         All statements contained in any certificate, financial statement, legal opinion or other instrument delivered by or on behalf of Borrower and/or the Guarantor pursuant to or in connection with this Agreement shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made at and as of the date of this Agreement, and at and as of the Closing Date. All representations and warranties made under this Agreement shall survive the execution and delivery hereof and shall not be deemed to have been waived by any investigation made or not made by the Authority.

                                   SECTION 5

                  COVENANTS OF THE BORROWER AND THE GUARANTOR

         The Borrower and the Guarantor covenant that on and after the Closing Date, and for so long as any part of the Secured Obligations shall remain outstanding:

5.1      PAYMENT OF LOAN
         ---------------

         The Borrower and the Guarantor will pay the Note and all other Secured Obligations according to their terms and comply with each provision of this Agreement and each provision of the other Financing Documents binding upon them.

5.2      EXPENSES AND ADDITIONAL SECURED OBLIGATIONS
         -------------------------------------------

         (a) The Borrower and the Guarantor (promptly, and in any event within thirty (30) days of receiving any invoice, statement or demand therefor) will pay all of the out-of-pocket expenses of the Authority, including the reasonable fees and disbursements of special counsel to the Authority, relating to:

                 i) this Agreement and the transactions contemplated hereby, including the Closing;

                 ii) perfecting, sustaining or defending the security interest of the Authority in the Borrower's Property under the Mortgage and the other Financing Documents;

                 iii) protecting, maintaining and preserving the Collateral following an Event of Default, including the payment by the Authority as deemed necessary by it in its sole discretion of insurance premiums, taxes, expenses of maintenance and repair, and the fees and disbursements of custodians, receivers, appraisers, liquidators and others retained with respect to the Collateral; and

                 iv) collection of the Note and enforcement of the rights of the Authority under the Financing Documents following an Event of Default, including foreclosure of the Mortgage.

         (b) The Borrower and the Guarantor shall pay the reasonable fees and expenses of special counsel to the Authority in connection with the preparation of the Financing Documents, or otherwise in anticipation of the Loan, whether or not the Loan is made.

         (c) Amounts due to the Authority from the Borrower and/or the Guarantor under this Section 5.2 remaining unpaid thirty (30) days after the Borrower and/or the Guarantor has received an invoice, statement or demand therefor shall bear interest at the default rate provided for in the Note and shall be considered an addition to the Secured Obligations secured by and entitled to the benefit of the Mortgage and the other Financing Documents.

5.3      INDEMNIFICATION
         ---------------

         Whether or not the transactions contemplated hereby shall be consummated, the Borrower and the Guarantor agree within ten (10) days of demand of the Authority to pay, reimburse, indemnify, defend and hold the State of Connecticut, the Authority, their respective directors, employees, representatives and agents (collectively called the "Indemnitee") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, legal process, suits, claims, costs, expenses and reasonable disbursements (including, without limitation, the reasonable fees and disbursements of counsel) (collectively, the "Indemnified Claims"), which may be imposed on, suffered or incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of the Premises, this Agreement or any of the other Financing Documents, the transactions contemplated hereby or thereby, or the use or intended use of the proceeds of the Loan, including, without limitation, any Indemnified Claims relating to or arising out of any breach by the Borrower or the Guarantor of any of its obligations hereunder or under any of the other Financing Documents; provided that the Borrower and the Guarantor shall not have any obligation hereunder with respect to Indemnified Claims to the extent caused solely by or arising solely as a result of the Indemnitee's gross negligence or willful misconduct. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower and the Guarantor agree that it shall contribute the maximum portion they are permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Claims incurred by the Indemnitee or any of them. The provisions of this
Section 5.3 shall survive the payment in full of the principal of the Note, interest thereon and all other amounts payable under this Agreement, the Note and the other Financing Documents and termination of this Agreement.

5.4      EXISTENCE AND AUTHORITY
         -----------------------

         (a) The Borrower will preserve and maintain its existence in the State of Delaware and its qualification in the State of Connecticut, and will preserve and maintain its rights, franchises, licenses and privileges necessary to the conduct of its business. The Borrower will not, without the Authority's prior written consent in each instance, directly or indirectly, (A) liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind-up; or (B) sell, lease, abandon, transfer or otherwise dispose of all or any substantial part of its assets, Property or business; or (C) merge into or consolidate with any other entity or permit any other entity to consolidate with or merge into it; or (D) undergo any other form of reorganization or change the nature of the business conducted by it. As to (B)(except the Premises), (C) and (D) herein, the Authority agrees not to unreasonably withhold its consent.

         (b) The Guarantor will preserve and maintain its existence in the State of Delaware and will preserve and maintain its rights, franchises, license and privileges necessary to the conduct of its business. The Guarantor will not, without the Authority's prior written consent in each instance, directly or indirectly, (A) liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind-up; or (B) sell, lease, abandon, transfer or otherwise dispose of all or any substantial part of its assets, property or business; or (C) merge into or consolidate with any other entity or permit any other entity to consolidate with or merge into it; or (D) undergo any other form of reorganization or change the nature of the business conducted by it. As to (B)(except the Premises), (C) and (D) herein, the Authority agrees not to unreasonably withhold its consent.

5.5      TAXES
         -----

         The Borrower and the Guarantor will promptly pay and discharge when due and payable all taxes, assessments and governmental charges levied or imposed upon them, their Property, or any part thereof, or upon their income or profits, or any part thereof, as well as all lawful claims for labor, materials and supplies, which, if unpaid, might by law become a Lien or charge upon their Property, provided that such items need not be paid while being contested by the Borrower or the Guarantor, as the case may be, in good faith and by appropriate legal proceedings so long as adequate book reserves have been established with respect thereto and the Borrower's and the Guarantor's title to, and their right to use, their Property is not materially and adversely affected thereby.

5.6      LIENS; PAYMENT OF DEBTS
         -----------------------

         (a) The Borrower and the Guarantor will not either directly or indirectly, incur, create, assume or permit to exist any Lien on the Premises or any other Collateral other than Permitted Encumbrances.

         (b) The Borrower and the Guarantor shall pay all of their debts as they become due, provided that Borrower and the Guarantor shall have a reasonable period of time to pay any debts after such debts become due. However, the debt(s) need not be paid while being contested by the Borrower and the Guarantor in good faith and/or by appropriate legal proceedings so long as adequate book reserves have been established with respect thereto and the Borrower's and Guarantor's title to, and its right to use its Property is not materially and adversely affected thereby.

5.7      MAINTENANCE OF PROPERTY AND INSURANCE
         -------------------------------------

         (a) The Borrower will maintain the Collateral in good condition as provided in the Mortgage.

         (b) The Borrower will maintain, or cause to be maintained, in effect all insurance required by the Mortgage.

         (c) On or before the Closing Date and concurrently with the renewal of each insurance policy (but in no event less frequently than once each calendar year beginning with the year 1995), the Borrower shall furnish to the Authority a certificate of an authorized representative of the insurers describing in reasonable detail the insurance then carried and maintained on the Collateral and certifying that the insurance complies with the terms hereof. The Borrower shall advise the Authority in writing promptly of any default in the payment of any premium and of any other act or omission on the part of the Borrower which might invalidate or render unenforceable, in whole or in part, any insurance on the Collateral. The Borrower shall also advise the Authority in writing at least thirty (30) days prior to the expiration or termination date of any insurance carried and maintained on the Collateral pursuant to this Section that such insurance has been renewed. In the event that the Borrower shall fail to maintain insurance as herein provided, the Authority may at its sole option provide such insurance and, in such event, the Borrower shall, upon demand, promptly reimburse the Authority for the cost thereof, and such costs shall be deemed Secured Obligations and entitled to the benefits of the Lien of the Financing Documents.

5.8      COMPLIANCE WITH LAWS
         --------------------

         The Borrower and the Guarantor will comply with all applicable federal, state and local laws and regulations affecting it, its Property and its business, including those relating to land use, including zoning, subdivision and inland wetlands, health, occupational safety, and environmental quality, including, without limitation, all Environmental Laws and the Americans with Disabilities Act. The Borrower and the Guarantor will not introduce or store any Hazardous Materials at the Premises, except in compliance with all applicable Environmental Laws.

5.9      FINANCIAL STATEMENTS
         --------------------

         (a) The Borrower and the Guarantor will at all times keep accurate and complete records and books of account with respect to all of the Borrower's and the Guarantor's business activities in which full and correct entries of all its business transactions will be made, in accordance with sound accounting practices and generally accepted accounting principles, such records and accounts to be maintained at their offices at 777 Long Ridge Road, Stamford, Connecticut.

         (b)     The Borrower and the Guarantor shall furnish to the Authority
(i) within ninety (90) days after the end of each fiscal year, the balance sheet of the Borrower and the Guarantor as of the end of such fiscal year, and the related statements of earnings and retained earnings and changes in financial position for the year then ended, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year in reasonable detail, including all supporting schedules and comments, all of which shall be prepared in accordance with generally accepted accounting principles consistently maintained by the Borrower and the Guarantor, and audited by independent public accountants of recognized standing, selected by the Borrower; (ii) within ninety (90) days after the end of each fiscal year, a statement from the independent public accountants of the Borrower and the Guarantor indicating that, in the preparation of such statements, said accountants have obtained no knowledge of any default by the Borrower and/or the Guarantor in any obligation to the Authority, or disclosing all defaults of which the accountants have obtained knowledge; (iii) within sixty (60) days after the end of each of the first three (3) fiscal quarters, quarterly compiled financial statements of the Borrower and the Guarantor certified as true and complete by the Chief Financial Officer of the Borrower and the Guarantor or a copy of SEC form 10-Q signed by an officer of the Borrower and the Guarantor; and (iv) such other financial information and statements relating to the Borrower and/or the Guarantor as the Authority reasonably may request from time to time.

         (c) The Borrower and the Guarantor shall permit, on reasonable notice, representatives of the Authority, (i) to visit and inspect their properties, whether in its possession or otherwise, (ii) to reasonably inspect and make extracts from their books and records, whether in its possession or otherwise, and (iii) to discuss with their principal officers and representatives their affairs, finances and accounts.

5.10     PROTECTION OF FINANCING DOCUMENTS
         ---------------------------------

         At Borrower's and Guarantor's own cost and expense, the Borrower and the Guarantor shall cause to be promptly and duly taken, executed, acknowledged or delivered all such further acts, conveyances, documents, filings, recordations, registrations, security interests and assurances in order to perfect and preserve the Authority's rights hereunder and under the Financing Documents and in order to carry out effectively the intent and purpose of this Agreement and the Loan Authorization, including, without limitation, all such further filings, recordations and registrations to create, perfect, preserve and maintain the priority of the security interests and related rights of the Authority created by the Financing Documents. The Borrower and the Guarantor shall on request furnish to the Authority an opinion of counsel satisfactory to the Authority or other evidence satisfactory to the Authority of each such filing, recordation and registration.

5.11     PLACE OF BUSINESS; NAME
         -----------------------

         Without thirty (30) days' prior written notice to the Authority, the Borrower and the Guarantor shall not (A) move its chief executive office, its principal place of business or the location of its books and records from 777 Long Ridge Road, Stamford, Connecticut, (B) change its name, or (C) move any of the Collateral.


5.12     PERMITS AND LICENSES
         --------------------

         The Borrower and the Guarantor shall obtain and maintain in full force and effect each approval, authorization, consent, notice, registration, filing or other action with any governmental authority necessary in connection with the transactions contemplated by this Agreement and the Financing Documents and the operation of its business.

5.13     TRANSACTIONS WITH AFFILIATES
         ----------------------------

         The Borrower and the Guarantor will not, directly or indirectly, enter into any transaction with any affiliate of the Borrower and/or the Guarantor on terms that are less favorable to the Borrower and/or the Guarantor than those which might be obtained at the time from Persons who are not such an affiliate without having obtained the consent of the Authority which consent shall not be unreasonably withheld, delayed or conditioned.

5.14     RELOCATION
         ----------

         The Borrower and the Guarantor hereby acknowledge and agree that this Agreement has been entered into subject to the terms of Section 32-5a of the Connecticut General Statutes, as amended by Public Act 93-218 and Public Act 93-360. Section 32-5a:

         (a) provides that a business organization receiving financial assistance from the Authority shall not relocate outside of the State of Connecticut for (i) ten (10) years after receiving such assistance from the Authority or (ii) during the term that any loan constituting such financial assistance is outstanding, whichever is longer (such period being hereafter referred to as the "Benefit Period"), unless the full amount of the assistance is repaid to the Authority and a penalty equal to five percent (5%) of the total assistance received is paid to the Authority; and

         (b) provides that if such business organization relocates within the State of Connecticut during the Benefit Period, such business organization shall offer employment at the new location to its employees from the original location if such employment is available.

The Borrower and the Guarantor hereby covenant and agree that (a) if either or both of them relocate outside of the State of Connecticut at any time during the Benefit Period, the Borrower and the Guarantor shall immediately pay to the Authority (i) all outstanding principal of the Note, accrued interest thereon and all other amounts payable to the Authority under this Agreement, the Note and other Financing Documents, if any, plus (ii) a penalty equal to five percent (5%) of the original principal amount of the Loan (whether or not any amount then remains outstanding under this Agreement, the Note or the other Financing Documents); and (b) if either or both of them relocate within the State of Connecticut during the Benefit Period, the Borrower shall offer employment at the new location to its employees from the prior location, if such employment is available. As used herein, the term "relocate" shall have the meaning given such term by Connecticut General Statutes Section 32-5a, and regulations related thereto, as the same may be amended from time to time. If the Borrower decides to relocate within or outside of the State of Connecticut at any time during the Benefit Period, the Borrower agrees to provide the Authority with immediate written notice when such decision is made, together with such other information concerning such relocation as the Authority may
request.   The provisions of this Section 5.14 shall survive the payment in full of the principal of the Note, interest thereon and all other amounts payable under this Agreement, the Note and the other Financing Documents and termination of this Agreement.

5.15     NOTICE OF ADVERSE CHANGE
         ------------------------

         (a) DEFAULT UNDER THIS AGREEMENT. Within ten business (10) days after becoming aware of the existence or occurrence of a Default under this Agreement, the Borrower and the Guarantor shall provide the Authority with a written notice identifying the Default and specifying the corrective action the Borrower and the Guarantor are taking with respect thereto.

         (b) OTHER DEFAULTS. Within ten (10) days after becoming aware that the holder of any evidence of the Borrower's or the Guarantor's indebtedness, other than the Authority, has given notice or has taken action with respect to any default or claimed default under such evidence of indebtedness, the Borrower and the Guarantor shall provide the Authority with a written notice specifying the notice given or action taken by such holder, the nature of the default or claimed default, and the corrective action the Borrower and the Guarantor are taking with respect thereto.

         (c) OTHER ADVERSE CHANGES. The Borrower and the Guarantor will promptly, and in any event within ten (10) business days after becoming aware thereof, notify the Authority in writing of any pending litigation, or other material adverse changes in the Borrower's or the Guarantor's Property, business or financial condition. The Borrower and the Guarantor will provide the Authority with such additional information with respect to any such adverse change as the Authority, in its judgment, may request.

5.16     CREATION OF EMPLOYMENT
         ----------------------

         The Borrower and the Authority agree that the Borrower employed 316 Employees as of August 8, 1994. The Borrower agrees that by January 1, 2000, the Borrower shall employ 816 or more Employees. For the purposes hereof, an "Employee" shall mean an employee of the Borrower who works thirty (30) or more hours per week and works in Connecticut. "Works in Connecticut" shall mean that the employee is paid out of Borrower's principal office in Stamford, Connecticut. An employee of an affiliate of Borrower shall be an Employee provided that: 1) the employee was employed by the affiliate prior to the affiliation between the affiliate and the Borrower; 2) the employee was not working in Connecticut prior to the affiliation between the affiliate and the Borrower; 3) the employee works thirty (30) or more hours per week; 4) the employee works in Connecticut after the affiliation between the affiliate and the Borrower; and 5) the affiliation between the affiliate and the Borrower occurs after August 8, 1994. For the purposes hereof, an "affiliate" shall be a Person controlled by, in control of, or in common control with the Borrower. An Employee shall not include an employee who was working in Connecticut prior to being an employee of the Borrower and who becomes an employee of the Borrower because the Borrower has acquired an interest in or the assets of another entity or enters into an agreement regarding employment with another entity.

         The Borrower agrees to provide a copy of the State of Connecticut Employee Quarterly Earnings Report, form UC-5a, to the Authority when Borrower files such form with the State of Connecticut. The Borrower shall provide to the Authority such additional information as the Authority may reasonably request in order to verify the number of full-time employees working at the Premises.

         The Borrower covenants and agrees that if by January 1, 2000, the Borrower does not employ 666 or more Employees, then upon demand of the Authority, the Borrower shall immediately pay to the Authority all outstanding principal of the Note, accrued interest thereon and all other amounts payable to the Authority under this Agreement, the Note and other Financing documents, if any.

         The Borrower covenants and agrees that if by January 1, 2000, the Borrower does not employ 816 or more Employees and the Authority has not exercised its rights pursuant to the foregoing paragraph, then:

         (a) The Borrower shall immediately pay to the Authority as prepayment of principal under the Loan a sum equal to: a) 816 minus the number of Employees as of January 1, 2000; multiplied by b) Twenty Thousand and 00/100 Dollars ($20,000.00);

         (b) The Borrower shall immediately pay to the Authority as additional interest a sum equal to: a) 766 minus the number of Employees as of January 1, 2000; multiplied by b) One Thousand Five Hundred and 00/100 Dollars ($1,500.00), provided that Borrower shall have no obligation under this clause
(b) if the number of Employees as of January 1, 2000 is between 766 and 815;

         (c) Notwithstanding the provisions of Section 2.4, the outstanding principal balance of the Note shall bear interest from January 1, 2000 at a rate equal to: a) LIBOR minus two (2) percentage points; plus (b) ((816-Y)/160) percentage points, rounded up to the nearest one-eighth of a percentage point, where Y equals the number of Employees as of January 1, 2000.

5.17     PRESS RELEASES AND OTHER INSTITUTIONAL INFORMATION
         --------------------------------------------------

         The Borrower and the Guarantor shall provide to the Authority a copy of all financial press releases issued by the Borrower and/or the Guarantor.

                                   SECTION 6

                              DEFAULT AND REMEDIES

6.1      EVENTS OF DEFAULT
         -----------------

         Each of the following is an Event of Default under this Agreement:

         (a) the failure of the Borrower to make payment of any installment of principal and/or interest under the Note within ten (10) days of when due;

         (b) the failure of the Borrower or the Guarantor to pay any amount due the Authority pursuant to Section 2.5, Section 5.2 or Section 5.3 or any other Secured Obligations when due;

         (c) the failure of the Borrower to keep in force any insurance required by this Agreement or any of the other Financing Documents;

         (d) the actual or threatened waste, removal or demolition of, or material structural alteration to any significant part of the Collateral, except as may be permitted in the Financing Documents;

         (e) the inaccuracy in any material respect of any representation made by or on behalf of the Borrower or the Guarantor in the Loan Application, this Agreement or any of the other Financing Documents;

         (f) the material breach by the Borrower or the Guarantor of any of its warranties in Section 4 of this Agreement or in any of the other Financing Documents;

         (g) the failure of the Borrower or the Guarantor to observe or perform any other covenant or agreement of the Borrower or the Guarantor in this Agreement, including but not limited to Section 5, or in any of the other Financing Documents within thirty (30) days of written notice of such failure from the Authority;

         (h)     [Reserved]

         (i) the failure of the Borrower or the Guarantor generally to pay its debts after such debts become due, provided that Borrower and the Guarantor shall have a reasonable period of time to pay any debts after such debts become due. However, the debt(s) need not be paid while being contested by the Borrower and the Guarantor in good faith and/or by appropriate legal proceedings so long as adequate book reserves have been established with respect thereto and the Borrower's and Guarantor's title to, and its right to use its Property is not materially and adversely affected thereby;

         (j) the entry of a decree or order for relief by a court having jurisdiction in respect of the Borrower or the Guarantor in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Borrower or the Guarantor or for any substantial part of the Borrower's or the Guarantor's Property, or the issuance of an order for the winding-up or liquidation of the affairs of the Borrower or the Guarantor and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or upon the commencement by the Borrower or the Guarantor of a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by the Borrower or the Guarantor to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Borrower or the Guarantor or for any substantial part of the Property of the Borrower or the Guarantor or the making by the Borrower or the Guarantor of any assignment for the benefit of creditors, or the taking of corporate action by the Borrower or the Guarantor in furtherance of any of the foregoing;

         (k) a final, unappealed or unbonded judgment shall be entered against the Borrower or the Guarantor by any court for the payment of money which is not satisfied within thirty (30) days after judgment and which, together with all such other outstanding judgments against the Borrower or the Guarantor exceeds $50,000 in the aggregate, or a tax Lien shall be filed, or a warrant of attachment or execution or similar process shall be issued or levied, against the Collateral, which together with other such tax Liens or process against the Collateral, exceeds a value of $50,000 in the aggregate;

         (l) this Agreement or any of the other Financing Documents shall fail to be the legal, valid, binding, and enforceable obligation of the Borrower or the Guarantor;

         (m) the failure of the Guarantor to maintain in effect the affirmative action plan previously approved by the Authority;

         (n) there occurs an event of default beyond any applicable notice and grace or cure period, if any, under any other Financing Document; or

         (o) relocation (as defined in Section 5.14 hereof) of the Borrower or the Guarantor (i) outside of Connecticut or (ii) within Connecticut without offering employment to its employees from the prior location if such employment is available.

         (p) the failure of the Borrower to employ 666 or more Employees by January 1, 2000.

6.2      REMEDIES UPON EVENT OF DEFAULT
         ------------------------------

         In addition to, and not in limitation of, any other term of this Agreement or any other right or remedy hereunder or in accordance with law or equity, upon the occurrence of any Event of Default:

         (a) the whole of the principal sum and accrued interest on the Note, and all other Secured Obligations, shall, automatically with respect to an Event of Default under Section 6.1(j) otherwise at the option of the Authority, and without notice, demand or legal process of any kind, become and be immediately due and payable;

         (b) the Authority may proceed to enforce the performance or observance of any obligations, agreements or covenants of the Borrower or the Guarantor in this Agreement or any of the other

Financing Documents, to collect the amounts then due and thereafter to become due, and to foreclose the Mortgage or otherwise enforce and realize upon its security interest in the Collateral; and

         (c) in connection with any of the foregoing, the Authority may from time to time exercise any rights and remedies and take any action available to it at law or in equity, including pursuant to the Code, in addition to and not in lieu of, any rights and remedies provided for in this Agreement or in any of the other Financing Documents.

6.3      REINSTATEMENT
         -------------

         In the event that any Event of Default is waived in writing by the Authority, then such Event of Default shall be annulled and the parties hereto shall be restored to their former rights hereunder, but no such waiver shall extend to any subsequent or other Event of Default or impair any other right of the Authority.

6.4      MARSHALLING
         -----------

         The Authority shall not be compelled to release, or be prevented from foreclosing or enforcing the Mortgage and/or the other Financing Documents upon all or any part of the Collateral unless the entire Secured Obligations shall be paid, and shall not be required to accept any part of the Collateral, as distinguished from the whole, as payment of or upon the Secured Obligations or to allow any apportionment of the Secured Obligations to or among any separate parts of the Collateral.

6.5      PARTIAL RELEASE
         ---------------

         The Authority, without notice, and without regard to the consideration, if any, paid therefor, and notwithstanding the existence at that time of any inferior Liens thereon, may release any part of the Collateral from the security interest of the Mortgage and the other Financing Documents or any Person primarily or contingently liable for the Secured Obligations, or may agree to extend the time for payment thereof, without in any way affecting the existence or priority of the security interest of the Mortgage and the other Financing Documents upon any part of the Collateral or the liability of any Person not expressly released.

6.6      NO WAIVER
         ---------

         No delay or failure on the part of the Authority in the exercise of any right or remedy under this Agreement or any of the other Financing Documents shall operate as a waiver thereof, and no single or partial exercise by the Authority of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

6.7      REMEDIES CUMULATIVE
         -------------------

         The rights and remedies provided in this Agreement and the other Financing Documents are cumulative, and the Authority may recover judgment thereon, issue execution therefor, and resort to every other right or remedy available at law or in equity, without first exhausting and without impairing or affecting the security of or any right or remedy afforded by this Agreement or any of the other Financing Documents, and no enumerated or special rights or powers herein shall be construed to limit any grant of general rights or powers or take away or limit any rights of the Authority under applicable law.

6.8      WAIVER OF RIGHTS
         ----------------

         THE BORROWER AND THE GUARANTOR ACKNOWLEDGE THAT THIS AGREEMENT AND THE UNDERLYING TRANSACTIONS GIVING RISE HERETO CONSTITUTE COMMERCIAL BUSINESS TRANSACTED WITHIN THE STATE OF CONNECTICUT. IN THE EVENT OF ANY LEGAL ACTION BETWEEN THE BORROWER AND/OR THE GUARANTOR AND THE AUTHORITY HEREUNDER, THE BORROWER AND THE GUARANTOR HEREBY EXPRESSLY WAIVE ANY RIGHTS WITH REGARD TO NOTICE, PRIOR HEARING AND ANY OTHER RIGHTS THEY MAY HAVE UNDER THE CONNECTICUT GENERAL STATUTES, CHAPTER 903a, AS NOW CONSTITUTED OR HEREAFTER AMENDED, OR UNDER ANY OTHER STATE OR FEDERAL LAW OR CONSTITUTION WITH RESPECT TO PREJUDGMENT REMEDIES, AND THE AUTHORITY MAY INVOKE ANY PREJUDGMENT REMEDY AVAILABLE TO IT, INCLUDING, BUT NOT LIMITED TO, GARNISHMENT, ATTACHMENT, FOREIGN ATTACHMENT AND REPLEVIN, WITH RESPECT TO ANY TANGIBLE OR INTANGIBLE PROPERTY (WHETHER REAL OR PERSONAL) OF THE BORROWER OR THE GUARANTOR TO ENFORCE THE PROVISIONS OF THIS AGREEMENT, WITHOUT GIVING THE BORROWER OR THE GUARANTOR ANY NOTICE OR OPPORTUNITY FOR A HEARING.

                                   SECTION 7

                                 MISCELLANEOUS

7.1      GOVERNING LAWS
         --------------

         This Agreement and each of the other Financing Documents (unless any such document expressly provides otherwise) shall be governed by and construed in accordance with the laws of the State of Connecticut.

7.2      NOTICES
         -------

         Notices and other communications under this Agreement or any of the other Financing Documents shall be deemed sufficiently given upon receipt by Addressee. Delivery of the notices can be by personal delivery or by registered or certified mail, postage prepaid, Return Receipt Requested or by overnight delivery service addressed as follows:

         (a)     if to the Authority:

                 Connecticut Development Authority
                 845 Brook Street
                 Rocky Hill, CT  06067

                 Attention:  Loan Administration

or to such other address as the Authority shall have furnished in writing to the Borrower and the Guarantor, or

         (b)     if to the Borrower:

                 HYPERION SOFTWARE CORPORATION
                 777 Long Ridge Road
                 Stamford, CT  06902

                 Attention:  Chief Financial Officer

or to such other address as the Borrower shall have furnished in writing to the Authority, or:

         (c)     if to the Guarantor:

                 IMRS INC.
                 777 Long Ridge Road
                 Stamford, CT  06902

                 Attention:  Chief Financial Officer

or to such other address as the Guarantor shall have furnished in writing to the Authority.

7.3      AMENDMENT AND WAIVER
         --------------------

         (a) This Agreement and any of the other Financing Documents may be amended, and the observance of any provision hereof or thereof may be waived, but only by an appropriate instrument in writing signed, in the case of an amendment, by the Authority and the Borrower and the Guarantor, and in the case of a waiver, by the party against whom the waiver is to operate.

         (b) No such amendment or waiver shall extend to or affect any provision of this Agreement or any of the other Financing Documents, or any Default or Event of Default, not expressly amended or waived.

7.4      DUPLICATE ORIGINALS
         -------------------

         This Agreement and each of the other Financing Documents may be signed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

7.5      SEVERABILITY
         ------------

         If any provision of this Agreement or any of the other Financing Documents or the application thereof to any Person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Agreement or such Financing Document, or the application of such provision to other Persons or circumstances, shall not be affected thereby, and each provision shall be valid and enforceable to the fullest extent permitted by law.

7.6      BINDING EFFECT
         --------------

         All of the provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns, provided that the Borrower and the Guarantor may not assign or transfer any of their rights, duties or obligations under this Agreement or under the other Financing Documents without the prior written consent of the Authority in each instance, which consent the Authority may withhold in its sole and absolute discretion.

7.7      TERM OF THIS AGREEMENT
         ----------------------

         This Agreement and the other Financing Documents shall continue in full force and effect as long as any Secured Obligations remain outstanding.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                                HYPERION SOFTWARE CORPORATION


                                                By:
                                                    ----------------------------
                                                    Lucy Ricciardi
                                                    Its Vice President and
                                                        Chief Financial Officer



                                                IMRS INC.


                                                By:
                                                    ---------------------------
                                                    Lucy Ricciardi
                                                    Its Vice President and
                                                        Chief Financial Officer


                     [Signatures continued on next page]

                                              CONNECTICUT DEVELOPMENT AUTHORITY

                                              By:
                                                  -----------------------------

                               LIST OF EXHIBITS
                               ---- -- --------



EXHIBIT A        PREMISES
EXHIBIT B        PERMITTED ENCUMBRANCES
EXHIBIT C        NOTE
EXHIBIT D        MORTGAGE
EXHIBIT E        COLLATERAL ASSIGNMENT OF LEASES AND RENTALS

EXHIBITS AND SCHEDULES TO THIS LOAN AGREEMENT HAVE BEEN INTENTIONALLY OMITTED FROM THIS FILING. SUCH SCHEDULES AND EXHIBITS ARE WILL BE PROVIDED SUPPLEMENTALLY UPON REQUEST TO IMRS INC.

                                MORTGAGE DEED
                                -------------


         TO ALL PEOPLE TO WHOM THESE PRESENTS SHALL COME, GREETINGS:


         KNOW YE THAT, HYPERION SOFTWARE CORPORATION, a Delaware corporation with its principal place of business in the City of Stamford, County of Fairfield and State of Connecticut (the "Mortgagor"), for the consideration of One Dollar ($l.00) and other good and valuable consideration received to its full satisfaction of CONNECTICUT DEVELOPMENT AUTHORITY, having an office in the Town of Rocky Hill, County of Hartford and State of Connecticut (the "Mortgagee"), does give, grant, bargain, sell and confirm unto the said Mortgagee, its successors and assigns forever, a certain piece or parcel of land, with the buildings and improvements now or hereafter placed thereon, located in the City of Stamford, County of Fairfield, State of Connecticut and being more particularly bounded and described in Exhibit A attached hereto, to which reference may be had, together with:

         a) all and singular the rights, mineral rights, easements, tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, and the reversion or reversions, remainder or remainders, rents, issues, profits and proceeds thereof or therefrom;

         b) all right, title and interest of the Mortgagor, if any, in and to all sidewalks, alleys, plazas, strips, gores and the land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the above-described premises;

         c) all the buildings, structures and improvements now or hereafter located or erected on the premises, and all fixtures of every kind and nature whatsoever, now or hereafter located in or upon or affixed to the premises, or any part thereof, and used or usable in connection with any present or future operation of the premises and now owned or hereafter acquired by Mortgagor, including without limitation all heating, lighting, incineration, refrigerating, ventilating, air-conditioning, air-cooling, lifting, fire extinguishing, plumbing, cleaning, communications and power equipment, fixtures and apparatus; all gas, water and electrical fixtures and equipment; all pollution control tanks, pumps, pipes, filters and equipment; and all elevators, escalators, cranes, craneways, engines, motors, tanks, pumps, screens, storm doors, storm windows, shades, awnings, floor coverings, cabinets, partitions, conduits, ducts and compressors, it being agreed that all such fixtures are a part of the premises and are declared to be a portion of the security for the Secured Obligations (as defined herein) whether in single units or centrally controlled, and whether physically attached to the premises or not); and

         d) any and all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the premises as a result of (i) the exercise of the right of eminent domain, (ii) the alteration of the grade of any street, or (iii) any other loss or injury to or decrease in the value of the premises, to the extent of all amounts which may be secured by this Mortgage at the date of receipt of any such award or payment by the Mortgagee; and the Mortgagor agrees hereby to execute and deliver, from time to time, such further instruments as may be requested by the Mortgagee, to confirm such assignment to the Mortgagee of any such award or payment (all of the foregoing being referred to herein as the "Premises").

         TO HAVE AND TO HOLD the above-granted and bargained Premises, with the appurtenances thereof, unto the said Mortgagee, its successors and assigns forever, to its and their own proper use and behoof.

         The Mortgagor, does for itself and its successors and assigns, covenant with the said Mortgagee, its successors and assigns, that at and until the ensealing of these presents it is well seized of the Premises as a good indefeasible estate in fee simple; has good right to bargain and sell the same in manner and form as above written; and that the same is free from all encumbrances whatsoever, except for Permitted Encumbrances (as defined hereinafter).

         The Mortgagor does by these presents bind itself and its successors and assigns forever to warrant and defend the above- granted and bargained Premises to the said Mortgagee, its successors and assigns, against all claims and demands whatsoever, except as aforesaid.

         THE CONDITION OF THIS DEED is such that whereas Mortgagor is justly indebted to Mortgagee in the aggregate principal sum of $9,500,000.00 as evidenced by Mortgagor's term loan note of even date repayable as provided therein (the "Note"), the terms of which Note are incorporated herein and a copy of which Note is attached hereto as Exhibit B and made a part hereof, together with:

                 (i) all obligations of the Mortgagor in respect of the payment of the principal and interest on the Note and under the Loan Agreement (as hereinafter defined);

                 (ii) all obligations of the Mortgagor under each of the Financing Documents (as hereinafter defined);

                (iii) payment of any and all damages which the Mortgagee may suffer as a result of the breach by the Mortgagor of any obligation, covenant or undertaking under any of the Financing Documents;

                 (iv) any extensions, renewals or amendments to any of the foregoing, and all other obligations of the Mortgagor to the Mortgagee, however created, acquired, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due; and

                  (v) all costs of collection, including reasonable attorneys' fees, incurred by the Mortgagee to collect the foregoing and to enforce, foreclose and realize its rights under the Financing Documents, including the expenses referred to in Section 5.2 of the Loan Agreement and Section 33 hereof (all of the foregoing together with the Note being referred to herein as the "Secured Obligations").

         FURTHERMORE, in order more fully to protect the security of this Mortgage, the Mortgagor represents, warrants, covenants and agrees as follows:

         1. DEFINITIONS. Wherever used in this Mortgage, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the following terms shall have the meanings indicated:

                 a) "Event of Default" shall mean any occurrence or circumstance which, pursuant to the terms of Section 26 hereof, accelerates or would permit the Mortgagee to accelerate the maturity of the Secured Obligations, whether or not the Mortgagee elects to do so;

                 b) "Financing Documents" shall have the meaning as set forth in the Loan Agreement;

                 c) "Loan Agreement" shall mean the loan agreement of even date by and between Mortgagee and Mortgagor pursuant to which the loan secured by this Mortgage has been made, with amendments thereto, if any, a copy of which is on file with Mortgagee;

                 d) "Mortgagee" shall mean Connecticut Development Authority, its successors and assigns, or any subsequent holder or holders of this Mortgage;

                 e) "Mortgagor" shall mean Mortgagor and/or any subsequent owner or owners of the Premises;

                 f) "Note" shall mean the promissory note secured by this Mortgage, a copy of which Note is attached hereto as Exhibit B and made a part hereof;

                 g) "Permitted Encumbrances" shall mean (i) taxes to the City of Stamford not yet due and payable; (ii) any and all provisions of any governmental regulation, municipal ordinance, or public or private law; and
(iii) those matters shown on Exhibit A attached hereto;

                 h) "Person" shall mean an individual, partnership corporation, trust, unincorporated organization, government, government agency or governmental subdivision;

                 i) "Premises" shall have the meaning set forth in the recitals hereto; and

                 j) "Secured Obligations" shall have the meaning set forth in the recitals hereto.

         All capitalized terms not otherwise defined shall have the meanings as set forth in the Loan Agreement. Pronouns of any gender shall include the other genders, and either the singular or plural shall include the other.

         2. CAPTIONS. The captions in this Mortgage are for convenience only and shall not be used to interpret, modify, or affect in any way the covenants and agreements herein contained.

         3. COMPETENCE TO EXECUTE FINANCING DOCUMENTS. The Mortgagor is competent, not under any disability, and has full power and authority to execute and deliver the Financing Documents to the Mortgagee, and the execution and delivery of the same is not in violation of and will not result in default of any agreement or understanding the Mortgagor may have with any Person.

         4. LEGAL TENDER AND JOINT AND SEVERAL LIABILITY. The Mortgagor shall pay the Secured Obligations in lawful money of the United States at the times and in the manner set forth in the Note and Loan Agreement, and if the Mortgagor consists of more than one Person, such Grantors shall be jointly and severally liable for the performance of all covenants and agreements herein contained.

         5. PROTECTION OF LIEN. The Mortgagor agrees to execute and deliver to Mortgagee all documents (including Uniform

Commercial Code financing statements) which Mortgagee deems necessary to protect or perfect its lien and to save Mortgagee harmless from all reasonable costs and expenses, including reasonable attorneys' fees, recording fees, and costs of a title search, continuation of abstract and preparation of survey, incurred by reason of any action, suit, proceeding, hearing, motion or application before any court or administrative body in which Mortgagee may be a party by reason hereof, including but not limited to, condemnation, bankruptcy or administrative proceedings, as well as any other of the foregoing wherein proof of claim is required to be filed or in which it becomes necessary, in Mortgagee's sole opinion, to defend or uphold the terms and priority of this Mortgage. All money paid or expended by Mortgagee in that regard, together with interest thereon from the date of such payment at the default rate set forth in the Note shall be Secured Obligations, and shall be immediately and without notice due and payable to Mortgagee by Mortgagor.

         6. REPAIRS. The Mortgagor shall maintain the Premises in good condition and repair, shall not commit or suffer any waste of the Premises, shall promptly repair, restore, replace or rebuild any part of the Premises now or hereafter subject to the lien of this Mortgage which may be damaged or destroyed by any casualty whatsoever or which may be effected by any proceeding of the character referred to in Section 17 or Section 18; and the Mortgagor shall complete and pay for, within a reasonable time, any structure at any time in the process of construction or repair on the Premises.

         7. DEMOLITION AND ALTERATION. The Mortgagor agrees that no building or other property now or hereafter covered by the lien of this Mortgage shall be removed, demolished, or materially altered, without the prior written consent of the Mortgagee, except that the Mortgagor shall have the right, without such consent, to remove and dispose of, free from the lien of this Mortgage, such fixtures as from time to time may become worn out or obsolete, provided that simultaneously with or prior to such removal any such fixtures shall be replaced with other fixtures of a value at least equal to that of the replaced fixtures and free from any lien, and by such removal and replacement the Mortgagor shall be deemed to have subjected such fixtures to the lien of this Mortgage. Notwithstanding the foregoing, the Mortgagee consents, upon the conditions hereinafter set forth, to the improvements to be made by the Mortgagor (the "Permitted Improvements") which are more particularly described in plans set forth in Exhibit C copies of which have been delivered to the Mortgagee (the "Plans and Specifications"). The Mortgagee's consent is given subject to the Mortgagor's compliance with the following conditions:

         (a) The Mortgagor will complete the Permitted Improvements, not including the addition of a fourth floor, with diligence and continuity and will substantially complete the same in accordance with the Plans and Specifications on or before January 20, 1998, free and clear of liens or claims for liens for materials supplied and/or labor or services performed in connection with the completion of the Permitted Improvements.

         (b) The Mortgagor will not revise the Plans and Specifications in any material respect without the prior written consent of the Mortgagee, which consent shall not be unreasonably withheld, delayed or conditioned.

         (c) The Mortgagor will promptly comply with all laws, ordinances, orders, rules and regulations of any governmental authority as to the completion of the Permitted Improvements (including, without limitation, obtaining all certificates of occupancy or certificates of like nature upon completion). The Mortgagor shall in timely fashion apply for and diligently pursue all permits, licenses and approvals necessary or appropriate for the completion of the Permitted Improvements.

         (d) The Mortgagor will correct any structural defect in the Permitted Improvements which is necessary to maintain the Premises in compliance with all laws.

         (e) The Mortgagor will maintain the Premises in good repair and safe condition at all times, taking into account the then present stage of construction of the Permitted Improvements.

         (f) As evidence of completion, the Mortgagor shall deliver a certificate signed by an engineer stating that (i) the Permitted Improvements have been substantially completed in accordance with the Plans and Specifications and (ii) the payment of all labor, services, materials and supplies used in such completion has been made or provided for.

         (g) The Mortgagor shall provide to the Mortgagee upon its reasonable request and at such times as such items should reasonably be available to Mortgagor:

                 (i)  the Plans and Specifications;

                 (ii) performance bonds and labor and material payment bonds or comparable guaranties of completion reasonably acceptable to the Mortgageee said bonds to be issued by companies and in a form reasonably acceptable to the Mortgagee, naming Mortgagee as an obligee or assignee along with the Mortgagor; and

                 (iii) building permits for the completion of the Permitted Improvements, and all other federal, state and municipal licenses, approvals and permits necessary or appropriate for such completion, along with a certification from an engineer that all such necessary or appropriate licenses, approvals and permits have been obtained.

       (h) The Mortgagor shall carry and maintain, at its expense, during any period of construction on the Premises, builder's risk insurance, completed value, non-reporting form with permission to complete and occupy and workers' compensation coverage in form, amounts and with companies reasonably satisfactory to the Mortgagee.

       (i) The Mortgagor shall execute a Collateral Assignment of Agreements in the form on Exhibit D attached hereto and and will obtain continuation agreements from the architect and those contractors the Mortgagee reasonably deems necessary.

       The Mortgagee acknowledges that in addition to the Permitted Improvements, the Mortgagor intends to construct additional buildings and parking facilities on the Premises. The Mortgagee agrees that it will not unreasonably withhold its consent to the construction of said additional buildings and parking facilities, subject to the Mortgagor agreeing to conditions substantially similar to those outlined above.

         8. COMPLIANCE WITH LAWS. The Mortgagor shall comply with, or cause to be complied with, all statutes, ordinances and requirements of any governmental authority relating to the Premises and the use thereof, including by way of illustration and not limitation, all laws, regulations and orders relating to zoning, the subdivision of land, environmental protection, health and occupational safety.

         9. USE OF PREMISES. Unless required by applicable law or unless the Mortgagee has otherwise agreed in writing, the Mortgagor shall not allow changes in the nature of the occupancy for which the Premises were intended at the time this Mortgage was executed. The Mortgagor shall not initiate or acquiesce in a change in the zoning classification of the Premises without the Mortgagee's written consent which consent shall not be unreasonably withheld; and the Mortgagor shall not initiate, join in or consent to any change in any private restrictive covenant, or private restrictions limiting or defining the uses which may be made of the Premises or any part thereof, without the prior written consent of the Mortgagee which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the

Mortgagee consents to the Mortgagor's making zoning text amendments and other changes to the zoning classification of the Premises required in order to complete the Permitted Improvements.

         10. INSPECTION. The Mortgagee and any Persons authorized by the Mortgagee shall have the right to enter and inspect the Premises at all reasonable times, without reasonable notice.

         11. TRANSFER; OTHER LIENS AND ENCUMBRANCES. Without the prior written consent of the Mortgagee, the Mortgagor shall not sell, lease, mortgage, encumber, suffer change in title or ownership or otherwise transfer all or any part of the Premises. The consent of the Mortgagee herein shall not be unreasonably withheld, delayed or conditioned for: 1) leases entered into by the Mortgagor for cafeteria services, car rentals, in house retail stores, a travel agency, express mail delivery company or similar leases for such part of the Premises that is not material and which leases are necessary or beneficial for the operation of the business of the Mortgagor or for the benefit of the Mortgagor's employees; and 2) leases to affiliates of the Mortgagor for such part of the Premises that is not material. Notwithstanding the foregoing, the Mortgagor may, no more than once, transfer the Premises to an affiliate of the Mortgagor without having obtained Mortgagee's written consent, provided that such transfer shall be subject to the Mortgagee's then-current procedures and conditions for the assignment and assumption of mortgages, and the Mortgagor and the transferee shall execute such documents as the Mortgagee may reasonably require, and provided further that the Mortgagor shall not be released from his obligations under the Loan Documents and said transferee shall assume and be liable for all the obligations of the Mortgagor under the Loan Documents. In addition, the Mortgagor may place a second mortgage on the Premises without having obtained Mortgagee's written consent provided the proceeds of the loan secured by the second mortgage are used solely for the construction of additional buildings and parking facilities on the Premises. The Mortgagor shall keep the Premises free from liens which are not Permitted Encumbrances. If any prohibited lien is filed against the Premises, Mortgagor shall cause the same to be removed and discharged of record within sixty (60) days after the date of filing thereof. If such lien is not capable of removal within said sixty (60) day period, Mortgagor shall have such additional time as may reasonably be necessary for removing such lien provided Mortgagor is diligently pursuing the removal and so long as adequate book reserves have been established with respect thereto and the Mortgagor's title to, and its or his right to use, its property is not materially and adversely affected thereby.

         12. LEASES. The Mortgagor shall at all times keep, perform and observe all the covenants, agreements, terms, provisions, conditions and limitations of each lease affecting the Premises (each a "Lease" and together the "Leases") on its part to be kept, performed and observed and will do all things necessary to prevent a default on its part thereunder. The Mortgagor will assign to the Mortgagee all Leases affecting the Premises as shall not have been assigned previously to the Mortgagee. Nothing in this Section shall be deemed to constitute the consent of Mortgagee to any Lease of all or any part of the Premises, and Mortgagor shall not enter into any Lease of all or any part of the Premises without the prior written consent of Mortgagee. The consent of the Mortgagee herein shall not be unreasonably withheld, delayed or conditioned for: 1) leases entered into by the Mortgagor for cafeteria services, car rentals, in house retail stores, a travel agency, express mail delivery company or similar leases for such part of the Premises that is not material and which leases are necessary or beneficial for the operation of the business of the Mortgagor or for the benefit of the Mortgagor's employees; and
2) leases to affiliates of the Mortgagor for such part of the Premises that is not material. In addition, the Mortgagor shall not, without the prior written consent of the Mortgagee, directly or indirectly cancel, terminate or accept any surrender of, or materially modify or amend, any Lease affecting the Premises. Default on the part of the Mortgagor in any of the terms and provisions of any of the Leases on said Premises shall constitute an Event of Default.

         13. RENTAL AND SECURITY. The Mortgagor shall not collect rent more than thirty (30) days in advance of its due date under any and all Leases for any part of the Premises, without the prior written consent of the Mortgagee; and in the event such consent is given, the Mortgagor agrees to deposit said rents with the Mortgagee. Any and all tenant's security deposits in excess of an amount equal to one month's rent under any and all Leases for any part of the Premises shall be deposited and pledged so that they cannot be used by the Mortgagor without the prior written consent of the Mortgagee, and in the event of foreclosure of this Mortgage, these deposits and any and all other security deposits and advance rent payments shall be transferred to the Mortgagee if title is acquired by the Mortgagee, or to the purchaser in the event of a foreclosure sale.

         14. RECEIVER. The Mortgagee in any action to foreclose this Mortgage, or upon an Event of Default, shall be at liberty to apply for the appointment of a receiver of the rents and profits of the Premises without notice, and shall be entitled to the appointment of such a receiver as a matter of right, without consideration of the value of the Premises as security for the amounts due the Mortgagee, or the solvency of any Person or corporation liable for the payment of such amounts.

         15. RIGHT TO ENTER AND POSSESS. Upon an Event of Default, Mortgagee may, at its option, following written notice, but without regard to the adequacy of the security for the Secured Obligations, in person or by agent, with or without bringing any action, suit or proceeding, enter upon and take possession of the Premises, and have, hold, manage, lease and operate the same on such terms, employing such management agents and for such period of time as Mortgagee may deem proper; and may collect and receive all rents, issues and profits of the Premises, including those past due, with full power to make from time to time all alterations, renovations, repairs or replacements thereto as it may deem proper and make, enforce, modify, and accept the surrender of leases; fix or modify rents; do all things required of or permitted to the lessor under the Leases; and do any acts which Mortgagee deems proper to protect the security hereof until all the Secured Obligations are paid in full, and either with or without taking possession of the Premises, in its own name, sue for or otherwise collect and receive all rents, issues and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees, management agent's fees, and, if Mortgagee manages the Premises with its own employees, an amount equal to the customary management agents' fees charged for similar property in the area where the Premises are located, against the Secured Obligations in such order as Mortgagee may determine. Mortgagee shall not be accountable for more monies than it actually receives from the Premises; nor shall it be liable for failure to collect rents for any reason whatsoever. It is not the intention of the parties hereto that an entry by Mortgagee upon the Premises under the terms of this instrument shall constitute Mortgagee a "mortgagee in possession" in contemplation of law, except at the option of Mortgagee. Mortgagor shall facilitate in all reasonable ways any action taken by Mortgagee under this Section and Mortgagor shall, upon demand by Mortgagee, execute a written notice to each lessee and occupant directing that rent and all other charges be paid to Mortgagee.

         16. LEASE RATIFICATION. The Mortgagor shall furnish the Mortgagee at any time, upon demand, with a lease ratification and estoppel agreement as to any Lease affecting the Premises, in form and substance satisfactory to the Mortgagee, which shall be executed by the Mortgagor and by the lessee, and which shall state, if such be the case, that the Lease is in full force and effect and that there is no default thereunder, that the lessee is in possession of the Premises, paying the full rental called for therein, that no rental payments have been made in advance except as may have been approved by the Mortgagee, and stating the date of commencement of the original Lease term.

         17. EMINENT DOMAIN. In the event that the whole or any part of the Premises shall be taken by eminent domain, or in the event of any alteration of the grade of any street or highway, or of any other injury to or decrease in value of the Premises, or the reacquisition of the whole or any part of the Premises pursuant to the terms of any redevelopment plan or agreement affecting the Premises or if any agreement shall be made between the Mortgagor and any entity vested with the power of eminent domain, any and all awards and payments on account thereof shall be deposited with the Mortgagee. The Mortgagor shall give the Mortgagee immediate notice of the actual or threatened commencement of any of the foregoing proceedings, and shall deliver to the Mortgagee copies of all papers served in connection with any such proceedings. The Mortgagee shall have the right to intervene and participate in any proceedings for and in connection with any such taking, at the Mortgagee's own cost, unless such intervention shall be prohibited by the court having jurisdiction over such taking, in which event the Mortgagor shall consult with the Mortgagee in connection with such proceedings; and the Mortgagor shall not enter into any agreement with regard to the Premises or any award or payment on account thereof unless the Mortgagee shall have consented thereto in writing. The Mortgagor hereby irrevocably appoints the Mortgagee its attorney-in-fact, coupled with an interest, and authorizes, directs and empowers such attorney, at its option, on behalf of the Mortgagor, to adjust, compromise or settle the claim for any such award or payment, to collect, receive and retain the proceeds thereof, and to give proper receipts therefor. The Mortgagor further agrees, on request, to make, execute, and deliver to the Mortgagee any and all assignments and other instruments as the Mortgagee may require to confirm or assign all such awards and payments to the Mortgagee free and clear of any and all liens.

         Notwithstanding any such taking, alteration of grade, other injury to or decrease in value of the Premises, or reacquisition of title, or agreement, the Mortgagor shall continue to make any and all payments required by the Financing Documents. Any reduction in the principal sum resulting from the application by the Mortgagee of such award or payment as hereinafter set forth shall be deemed to take effect only on the date of such application. The proceeds of any award or payment, after deducting the expenses of collection, including, but not limited to, reasonable counsel fees and other costs and disbursements incurred by the Mortgagee, may be applied by the Mortgagee, at its option, toward payment of the Secured Obligations whether or not same shall be then due or payable, or be paid over wholly or in part to the Mortgagor for the purposes of altering or restoring any part of the Premises which may have been damaged as a result of any such taking, alteration of grade, or other injury to the Premises, or for any other purpose or object satisfactory to the Mortgagee, but the Mortgagee shall not be obligated to see to the proper application of any amount paid over to the Mortgagor, nor shall the amount so paid over to the Mortgagor be deemed a payment on any Secured Obligations.

         If prior to the receipt by the Mortgagee of such award or payment, title to the Premises shall have vested in the Mortgagee by virtue of a judgment of strict foreclosure or the Premises shall have been sold on foreclosure of this Mortgage, the Mortgagee shall have the right to receive said award or payment to the extent of the Secured Obligations remaining unsatisfied after such strict foreclosure or sale of the Premises, with interest thereon at the default rate set forth in the Note, whether or not a deficiency judgment on this Mortgage shall have been sought or recovered or denied, and to the extent of the reasonable counsel fees, costs and disbursements incurred by the Mortgagee in connection with the collection of such award or payment.

         18. INSURANCE. The Mortgagor shall procure and keep in force such insurance with respect to the Premises as the Mortgagee may from time to time reasonably require, including but not limited to the following:

                 a) Hazard Insurance - The Mortgagor shall keep all buildings and improvements now existing or hereafter erected on the Premises insured against loss or damage by fire, flood, windstorm and other hazards, casualties and contingencies, including all risks as are included within the so-called "extended coverage" or "all risk" forms of policy, to their full insurable value or in such other amounts and for such periods as may be reasonably required by Mortgagee, and will pay promptly, when due, all premiums on such insurance. All insurance shall be carried with companies approved by Mortgagee, and all policies and renewals shall be delivered to Mortgagee, marked "Paid", at least thirty (30) days before the expiration of the old policies and shall have attached thereto the standard noncontributing mortgagee clause entitling Mortgagee to collect all proceeds of such insurance, and other endorsements required by Mortgagee, all in form acceptable to Mortgagee. In the event of loss, Mortgagor shall give immediate notice by mail to Mortgagee. Mortgagor hereby authorizes Mortgagee, at its option, to collect, adjust and compromise any losses under such insurance and, after deducting reasonable costs of collection, to apply the proceeds at its option as follows (1) as a credit on the Secured Obligations; or (2) to restoring the buildings and improvements, in which event Mortgagee shall not be obligated to see to the proper application thereof nor shall the amount so released or used be deemed a payment on any Secured Obligations. Should any check in payment of such loss name Mortgagor as payee or a joint payee, Mortgagor agrees to endorse such check and to deliver it to Mortgagee forthwith, and further irrevocably appoints Mortgagee its attorney-in-fact, coupled with an interest, to endorse Mortgagor's name on any such check and to negotiate the same.

                 b) Liability Insurance - The Mortgagor agrees to carry and maintain, at its expense, such liability insurance as may be required from time to time by Mortgagee, in form, amounts and with companies satisfactory to Mortgagee, but in no event less than the following: $5,000,000.00, commercial general liability; $1,000,000.00, workers' compensation insurance; $5,000,000.00, broad form property damage; and $5,000,000.00, automobile liability. Certificates of such insurance, premiums prepaid and naming Mortgagee as an additional insured, shall be deposited with Mortgagee and shall contain provisions for thirty (30) days' notice to Mortgagee prior to any cancellation thereof.

         The Mortgagor further agrees that upon failure to maintain the insurance as above stipulated, or to deliver renewal policies as aforesaid, or to pay the premiums therefor, then Mortgagee may procure said insurance and/or pay the premiums therefor, and all sums so expended shall immediately be paid by Mortgagor to Mortgagee, and until so paid, shall be deemed part of the Secured Obligations and shall bear interest at the default rate provided in the Note.

         19. TAXES. The Mortgagor shall pay within applicable grace periods, if any, or when due if there are no grace periods, and prior to the imposition of any penalty all taxes, assessments, water rates, sewer rents, utility charges, and other charges and any liens prior to the lien of this Mortgage now or hereafter assessed or liens on or levied against the Premises or any part thereof, and in case of default in the payment thereof when the same shall be due and payable, it shall be lawful for the Mortgagee, without notice or demand, to pay the same or any of them; and the monies paid by the Mortgagee in discharge of taxes, assessments, water rates, sewer rents, utility charges, and other charges and prior liens shall be a lien on the Premises added to the amount of the Secured Obligations and secured by this Mortgage, payable on demand with interest at the default rate set forth in the Note, from the time of payment of the same; and upon request of the Mortgagee, the Mortgagor shall exhibit to the Mortgagee receipts for the payment of all items specified in this Section prior to the date when the same shall become delinquent. Without limiting the foregoing, in the case of any assessment for local improvement for which an official bill has been issued by the appropriate authority and which may then or thereafter affect the Premises and may be or become payable in installments, if the Mortgagor fails to make payment of any such installment when due, the Mortgagee may demand that the Mortgagor make immediate payment of the whole of such assessment, and if the Mortgagor fails to make such payment, the Mortgagee, without notice or further demand, may pay the same, and such amount shall be added to the Secured Obligations and shall be payable as provided above in this Section. The foregoing payments need not be paid while being contested by the Mortgagor in good faith and by appropriate legal proceedings so long as adequate book reserves have been established with respect thereto and the Mortgagor's title to, and its right to use, its property is not materially and adversely affected thereby.

         20. PERFORMANCE BY MORTGAGEE. In the event of any default in the performance of any of the Mortgagor's covenants or agreements herein, the Mortgagee may, at its option, perform the same, and the cost thereof, with interest at the default rate set forth in the Note secured hereby, shall immediately be due from the Mortgagor to the Mortgagee and shall be deemed Secured Obligations secured by this Mortgage.

         21. RELIANCE ON DOCUMENT, ETC. The Mortgagee, in making any payment herein authorized in the place and stead of the Mortgagor which (i) relates to taxes, assessments, water rates, sewer use and rentals and other governmental or municipal charges, fines, impositions or liens asserted against the Premises, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy thereof or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof; or (ii) relates to insurance premiums, may do so according to any notice, bill, statement or estimate procured from the appropriate insurer without inquiry into the accuracy or validity thereof; or (iii) relates to any apparent or threatened adverse title, lien, statement of lien, encumbrance, claim or charge, shall be the sole judge of the legality or validity of same; or (iv) relates to the expense of repairs or replacement of any buildings, improvements, or any other Premises, shall be the sole judge of the state of repairs or replacement; or (v) otherwise relates to any other purpose not specifically enumerated in this Section, may do so whenever, in its judgment and discretion, such payment shall seem necessary or desirable to protect the full security intended to be created by this Mortgage.

         22. STATEMENT OF LIENS. Upon request by the Mortgagee, the Mortgagor shall obtain from all Persons hereafter having or acquiring any interest in or lien on the Premises or any fixtures thereon, a writing duly acknowledged, and stating the nature and extent of such lien and that the same is subordinate to this Mortgage and no offsets or defenses exist in favor thereof against this Mortgage or the Secured Obligations, and deliver such writing to the Mortgagee. Nothing in this Section shall be deemed to constitute the consent of Mortgagee to the creation of any lien in all or any part of the Premises.

         23. ESTOPPEL CERTIFICATE. The Mortgagor shall within ten (10) days of a request from the Mortgagee furnish the Mortgagee with a written statement duly acknowledged, setting forth the sums secured by this Mortgage and any right of set-off, counterclaim or other defense which exists against such sums and the obligations of this Mortgage.

         24. SECURITY AGREEMENT. This Mortgage is intended to be a security agreement and financing statement pursuant to the Uniform Commercial Code for any of the fixtures specified above as part of the Premises which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and the Mortgagor hereby agrees to execute and deliver such other financing statements covering said fixtures from time to time and in such form as the Mortgagee may require to perfect a security interest with respect to said fixtures. The Mortgagor shall pay all costs of filing such statements and renewals and releases thereof and shall pay all costs and expenses of any record searches for financing statements the Mortgagee may reasonably require. Without the prior written consent of the Mortgagee, the Mortgagor shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in said fixtures, including replacements and additions thereto and proceeds thereof. Upon an Event of Default, the Mortgagee shall have the remedies of a secured party under the Uniform Commercial Code and, at the Mortgagee's option, may also invoke the remedies available at law and in equity as to such fixtures.

         25. ADDITIONS. Promptly upon the request of the Mortgagee, the Mortgagor shall subject to the lien of this Mortgage in a form acceptable to Mortgagee and its attorney all additional strips, gores, or parcels of land acquired by it which adjoin the Premises and all additional interests in and easements, rights and appurtenances to said Premises and in and to said strips, gores, and parcels, and execute and deliver to Mortgagee such mortgages and security agreements and extensions thereof as Mortgagee may request, and promptly pay Mortgagee's costs, including reasonable attorneys' fees, in connection therewith.

         26. DEFAULT. In addition to, and not in limitation of, any other term of this Mortgage or any other right or remedy hereunder or in accordance with law or equity, the whole of the

Secured Obligations shall become due and payable forthwith, at the option of the Mortgagee, upon the occurrence of any one or more of the following Events of Default, and thereupon, or at any time during the existence of any such Event of Default, Mortgagee may proceed to foreclose this Mortgage, anything hereinbefore or in the Note contained to the contrary notwithstanding, and any failure to exercise said option shall not constitute a waiver of the right to exercise the same at any other time:

                 (a) default in the payment of any installment of principal and/or interest due under the Note within ten (10) days of when due, or of any other payment due under the terms of the Financing Documents after any applicable grace, cure or notice periods;

                 (b) upon default in keeping in force any insurance required herein, or default after notice and demand either in delivering the policies of insurance to the Mortgagee or in reimbursing the Mortgagee for premiums paid on such insurance as herein provided;

                 (c) upon failure to exhibit to the Mortgagee receipts or other evidence showing payment of all taxes or other charges payable pursuant to Section 19 hereof;

                 (d) upon the actual or threatened waste, removal or demolition of, or material alteration to, any part of the Premises, except as permitted herein;

                 (e) upon assignment by the Mortgagor of the whole or any parts of the rents, income or profits arising from the Premises;

                 (f) upon default in the observance or performance of any other covenant or agreement of the Mortgagor in this Mortgage within thirty
(30) days of written notice from Mortgagee of such default, provided that in the event such default can not be cured within said thirty (30) day period, the Mortgagor shall have a reasonable time to cure the default if the Mortgagor commences such cure within said thirty (30) day period and diligently pursues the same;

                 (g) if, without the Mortgagee's prior written consent, there is any sale, taking, lease or encumbrance of all or any part of the Premises, or any other transfer of legal or equitable title thereto or any right of use or occupancy thereof, or any material change in the nature of the use or occupancy thereof, except as expressly provided for in this Mortgage; or

                 (h) the occurrence of an Event of Default (as defined in the Loan Agreement).

         27. MARSHALLING. The Mortgagee shall not be compelled to release, or be prevented from foreclosing or enforcing this Mortgage upon all or any part of the Premises unless the Secured Obligations shall be paid in full in lawful money as aforesaid; and shall not be required to accept any part or parts of the Premises, as distinguished from the entire whole thereof, as payment of or upon the Secured Obligations to the extent of the value of such part or parts; and shall not be compelled to accept or allow any apportionment of the Secured Obligations to or among any separate parts of the Premises. In case of a foreclosure sale, the Premises may be sold in one parcel and as an entirety or in such parcels, manner or order as the Mortgagee in its sole discretion may elect.

         28. PARTIAL RELEASE. The Mortgagee, without notice, and without regard to the consideration, if any, paid therefor, and notwithstanding the existence at that time of any inferior liens thereon, may release any part of the security described herein or any Person primarily or contingently liable for the Secured Obligations or may agree to extend the time for payment thereof without in any way affecting the priority of the lien of this Mortgage upon any part of the security or the liability of any Person not expressly released.

         29. NO WAIVER. In the event Mortgagee (a) releases, as aforesaid, any part of the security described herein or any Person primarily or contingently liable for the Secured Obligations, (b) grants an extension of time of any payments of the Secured Obligations, (c) takes other or additional security for the payment thereof, or (d) waives or fails to exercise any rights granted herein or in the Financing Documents, said act or omission shall not release Mortgagor or the maker or guarantors of the Financing Documents under any covenants of the Financing Documents, nor preclude Mortgagee from exercising any right, power or privilege herein granted or intended to be granted in the event of the same or any other default then made or any subsequent default.

         30. COVENANTS RUN WITH LAND. All the covenants hereof shall run with the land.

         31. SEVERABILITY. If any term or provision of this Mortgage or the application thereof to any Person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Mortgage, or the application of such term or provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of the Mortgage shall be valid and enforceable to the fullest extent permitted by law.

         32. NOTICE. Notices and other communications under this Mortgage shall be deemed sufficiently given when personally delivered or when mailed by registered or certified mail, return receipt requested, postage prepaid or by overnight delivery service and received by the addressee and, addressed as follows:

         (a)     if to the Mortgagee:

                          Connecticut Development Authority
                          845 Brook Street
                          Rocky Hill, CT  06106

                          Attention:  Loan Administration

or to such other address as the Mortgagee shall have furnished in writing to the Mortgagor, or

         (b)     if to the Mortgagor:

                          IMRS INC.
                          777 Long Ridge Road
                          Stamford, CT  06902

                          Attention:  Chief Financial Officer

or to such other address as the Mortgagor shall have furnished in writing to the Mortgagee.

         33. FORECLOSURE EXPENSES. In case of foreclosure of this Mortgage, to the extent permitted by law, a reasonable sum shall be allowed for attorneys' fees of Mortgagee in any court proceeding, for stenographers' fees, appraisers' fees, for all moneys expended for documentary evidence and for the cost of the preparation and examination of a complete abstract of title and of a title report for the purpose of such foreclosure, all such sums to be secured by the lien hereunder; and, to the extent permitted by law, there shall be included in any judgment or decree foreclosing this Mortgage and to be paid out of the rents or the proceeds of any sale made in pursuance of any such judgment or decree: (1) all costs and expenses of any such suit, and of advertising and selling, including attorneys', appraisers' and stenographers' fees, disbursements for documentary evidence and the cost of said abstract, examination and report of title; (2) all moneys advanced by Mortgagee, if any, for any purpose authorized in this Mortgage, with interest as herein provided;
(3) all the accrued interest remaining unpaid on the Secured Obligations; and
(4) all of the principal of the Secured

Obligations remaining unpaid. The excess of the proceeds, if any, shall be paid to Mortgagor on reasonable request, or as the court may direct.

         34. PARTIAL PAYMENTS. The acceptance by Mortgagee of partial payments hereunder shall not constitute a waiver of any default, but the option to accelerate maturity and/or foreclose shall remain continuously in force.

         35. SUBROGATION. Should the proceeds of the Secured Obligations, in whole or in part, be used directly or indirectly to discharge, in whole or in part, any prior lien upon the Premises, then the Mortgagee shall be subrogated to any additional security held by the holder of such lien.

         36. REMEDIES CUMULATIVE. The rights and remedies herein provided are cumulative and the holder of the Financing Documents may recover judgment thereon, issue execution therefor, and resort to every other right or remedy available at law or in equity, without first exhausting and without affecting or impairing the security or any right or remedy afforded by this Mortgage, and no enumerated or special rights or powers herein shall be construed to limit any grant of general rights or powers, or take away or limit any and all rights of Mortgagee under the laws of the State of Connecticut.

         37. INTEREST AFTER JUDGMENT. Should the Mortgagee herein obtain a judgment because of a breach of any covenant contained in the within Mortgage, or a judgment because of a default in payment under the Note which are a part hereof, then interest shall accrue on said judgment at the default interest rate set forth in the Note or as is provided by statute, whichever rate shall be greater at that time.

         38. LAW GOVERNING. This Mortgage shall be governed by and construed in accordance with the laws of the State of Connecticut.

         39. WAIVER OF RIGHTS. THE MORTGAGOR ACKNOWLEDGES THAT THIS MORTGAGE AND THE UNDERLYING TRANSACTIONS GIVING RISE HERETO CONSTITUTE COMMERCIAL BUSINESS TRANSACTED WITHIN THE STATE OF CONNECTICUT. IN THE EVENT OF ANY LEGAL ACTION BETWEEN THE MORTGAGOR AND THE MORTGAGEE HEREUNDER, THE MORTGAGOR HEREBY EXPRESSLY WAIVES ANY RIGHTS WITH REGARD TO NOTICE, PRIOR HEARING AND ANY OTHER RIGHTS IT MAY HAVE UNDER THE CONNECTICUT GENERAL STATUTES, CHAPTER 903a, AS NOW CONSTITUTED OR HEREAFTER AMENDED, OR UNDER ANY OTHER STATE OR FEDERAL LAW OR CONSTITUTION WITH RESPECT TO PREJUDGMENT REMEDIES, AND THE MORTGAGEE MAY INVOKE ANY PREJUDGMENT REMEDY AVAILABLE TO IT, INCLUDING, BUT NOT LIMITED TO, GARNISHMENT, ATTACHMENT, FOREIGN ATTACHMENT AND REPLEVIN,

WITH RESPECT TO ANY TANGIBLE OR INTANGIBLE PROPERTY (WHETHER REAL OR PERSONAL) OF THE MORTGAGOR TO ENFORCE THE PROVISIONS OF THIS AGREEMENT, WITHOUT GIVING THE MORTGAGOR ANY NOTICE OR OPPORTUNITY FOR A HEARING. FURTHERMORE, TO THE EXTENT PERMITTED BY LAW, MORTGAGOR HEREBY WAIVES THE BENEFITS OF ALL VALUATION, APPRAISEMENT, HOMESTEAD EXEMPTION, STAY, REDEMPTION AND MORATORIUM LAWS, NOW IN FORCE OR WHICH MAY HEREAFTER BECOME LAW.

         40. BINDING EFFECT. All the provisions herein shall be binding upon and inure to the benefit of the respective successors and assigns of the Mortgagor and the Mortgagee.

         41. TIME OF ESSENCE. Time is of the essence with respect to all obligations to be performed by Mortgagor hereunder.

         NOW THEREFORE, if the Note and the Secured Obligations shall be paid according to their tenor, and if all agreements contained in the Financing Documents and herein are fully kept and performed, then this deed shall be void, otherwise to remain in full force and effect.

         IN WITNESS WHEREOF, the Mortgagor has hereunto caused its name to be set this 20th day of January, 1995.

Signed, sealed                                 HYPERION SOFTWARE CORPORATION
in the presence of:



                                               By:
- - --------------------------------                   ---------------------------
                                                   Lucy Ricciardi
                                                   Its Vice President and
                                                       Chief Financial Officer
- - --------------------------------



STATE OF CONNECTICUT )
                     :    ss.  Stamford         January 20, 1995
COUNTY OF FAIRFIELD  )

         Personally appeared Lucy Ricciardi, Vice President of HYPERION SOFTWARE CORPORATION, as aforesaid, and acknowledged that she executed the foregoing as her free act and deed as such Vice President and the free act and deed of said HYPERION SOFTWARE CORPORATION, before me.


                                           ----------------------------------
                                           Commissioner of the Superior Court
                                           Notary Public
                                           My commission expires:

EXHIBITS AND SCHEDULES TO THIS MORTGAE DEED HAVE BEEN INTENTIONALLY OMITTED FROM THIS FILING. SUCH SCHEDULES AND EXHIBITS ARE WILL BE PROVIDED SUPPLEMENTALLY UPON REQUEST TO IMRS INC.